This is filed pursuant to Rule 497(e).
File Nos. 333-120487 and 811-21673.

THE AB POOLING PORTFOLIOS:

AB U.S. VALUE PORTFOLIO
AB U.S. LARGE CAP GROWTH PORTFOLIO
AB INTERNATIONAL VALUE PORTFOLIO
AB INTERNATIONAL GROWTH PORTFOLIO
AB SHORT DURATION BOND PORTFOLIO
AB GLOBAL CORE BOND PORTFOLIO
AB BOND INFLATION PROTECTION PORTFOLIO
AB HIGH-YIELD PORTFOLIO
AB SMALL-MID CAP VALUE PORTFOLIO
AB SMALL-MID CAP GROWTH PORTFOLIO
AB MULTI-ASSET REAL RETURN PORTFOLIO
AB VOLATILITY MANAGEMENT PORTFOLIO
(each a "Portfolio" and collectively, the "Portfolios")

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

STATEMENT OF ADDITIONAL INFORMATION
December 31, 2014, as revised January 30, 2015

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus (the "Prospectus") dated December 31, 2014 for AB U.S. Value Portfolio ("U.S. Value"), AB U.S. Large Cap Growth Portfolio ("U.S. Large Cap Growth"), AB International Value Portfolio ("International Value"), AB International Growth Portfolio ("International Growth"), AB Short Duration Bond Portfolio ("Short Duration Bond"), AB Global Core Bond Portfolio ("Global Core Bond"), AB Bond Inflation Protection Portfolio ("Bond Inflation Protection"), AB High-Yield Portfolio ("High-Yield"), AB Small-Mid Cap Value Portfolio ("Small-Mid Cap Value"), AB Small-Mid Cap Growth Portfolio ("Small-Mid Cap Growth"), AB Multi-Asset Real Return Portfolio ("Multi-Asset Real Return") and AB Volatility Management Portfolio ("Volatility Management") of The AB Pooling Portfolios (the "Trust"). Financial statements for the Portfolios are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.ABglobal.com.

TABLE OF CONTENTS
Page
INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS	3
INVESTMENT RESTRICTIONS	56
MANAGEMENT OF THE PORTFOLIOS	59
EXPENSES OF THE PORTFOLIOS	98
PURCHASE OF SHARES	99
REDEMPTION AND REPURCHASE OF SHARES	100
NET ASSET VALUE	101
DIVIDENDS, DISTRIBUTIONS AND TAXES	105
PORTFOLIO TRANSACTIONS	115
GENERAL INFORMATION	120
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	130
APPENDIX A: DESCRIPTION OF CORPORATE BOND RATINGS	A-1
APPENDIX B: STATEMENT OF POLICIES AND PROCEDURES FOR PROXY VOTING	B-1

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The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

INFORMATION ABOUT THE PORTFOLIOS AND THEIR INVESTMENTS

Introduction to the Portfolios

Each Portfolio is a series of the Trust.  The Trust is an open-end investment company. Except as otherwise noted, the Portfolios' investment objectives and policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may be changed by the Board of Trustees of the Trust (the "Board" or the "Trustees") with respect to the Portfolios without approval of the shareholders of the Portfolios.  However, no Portfolio will change its investment objective without at least 60 days' prior written notice.  There is no guarantee that a Portfolio will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Portfolios' assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Portfolios' acquisition of such securities or other assets.  Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

Additional Investment Policies and Practices

The following information about the Portfolios' investment policies and practices supplements the information set forth in the Prospectus.

Derivatives

A Portfolio may, but is not required to, use derivatives for hedging or risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices.

There are four principal types of derivatives – options, futures, forwards and swaps.  These principal types of derivative instruments, as well as the methods in which they may be used by a Portfolio are described below.  Derivatives include listed and cleared transactions where the Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.  The Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

Forward Contracts.  A forward contract, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

Futures Contracts and Options on Futures Contracts.  A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

Options.  An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

Swaps.  A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments).  Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged.  Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

Risks of Derivatives and Other Regulatory Issues.  Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

--        Market Risk.  This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Portfolio's interest.

--        Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Portfolio's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

--        Credit Risk.  This is the risk that a loss may be sustained by a Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for privately negotiated derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared derivatives, there is no similar clearing agency guarantee. Therefore, a Portfolio considers the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

--            Counterparty Risk.  The value of an OTC derivative will depend on the ability and willingness of a Portfolio's counterparty to perform its obligations under the transaction.  If the counterparty defaults, a Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings.  In addition, if a counterparty fails to meet its contractual obligations, a Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses.  As a result, OTC derivatives generally expose a Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing.  Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction.  Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers.  Central clearing is expected to reduce, but not eliminate, counterparty risk.  A Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

--            Liquidity Risk.  Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

--            Leverage Risk.  Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

--            Regulatory Risk.  The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements.  While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict a Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements).  In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility.  Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions.  These regulations and actions may adversely affect the instruments in which a Portfolio invests and its ability to execute its investment strategy.

--            Other Risks.  Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering a Portfolio's investment objective.

Other.  A Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA") and the rules adopted by the CFTC thereunder.  Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO").  Under such rules, registered investment companies are subject to additional disclosure and reporting requirements.  AllianceBernstein L.P., the Portfolios' adviser (the "Adviser") and the Portfolios, except Multi-Asset Real Return Portfolio (and its Cayman Island subsidiary AllianceBernstein Cayman Inflation Pooling Subsidiary, Ltd. (the "Subsidiary")) and the AB Volatility Management Portfolio, have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 and are not currently subject to the registration, disclosure and reporting requirements.  This exclusion is not available to Multi-Asset Real Return, the Subsidiary or Volatility Management, and the Adviser has registered as a CPO with respect to these Portfolios.  As a result, Multi-Asset Real Return and Volatility Management will be subject to certain disclosure and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by a Portfolio.

– Forward Currency Exchange Contracts.  A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

A Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. A Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

A Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. A Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. A Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

– Options on Securities.  A Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, a Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise a Portfolio would experience a loss not greater than the premium paid for the option. Thus, a Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to a Portfolio.

A Portfolio may write a put or call option in return for a premium, which is retained by a Portfolio whether or not the option is exercised. A Portfolio may write covered options or uncovered options. A call option written by a Portfolio is "covered" if a Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the exercise price of the call option it has written. A put option written by a Portfolio is covered if a Portfolio holds a put option on the underlying security with an exercise price equal to or greater than the exercise price of the put option it has written.  Uncovered options or "naked options" are riskier than covered options.  For example, if a Portfolio wrote a naked call option and the price of the underlying security increased, the Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss, which could be substantial, equal to the difference between the option price and the market price of the security.  A Portfolio may purchase call options to hedge against an increase in the price of securities that a Portfolio anticipates purchasing in the future.  If such an increase occurs, the call option will permit a Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a Portfolio and a Portfolio will suffer a loss on the transaction to the extent of the premium paid.  A Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.  Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

A Portfolio may also purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future.  If such increase occurs, the call option will permit the Portfolio to purchase the securities at the exercise price, or to close out the options at a profit.  The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Portfolio and the Portfolio will suffer a loss on the transaction to the extent of the premium paid.

A Portfolio may purchase put options to hedge against a decline in the value of portfolio securities.  If such decline occurs, the put options will permit the Portfolio to sell the securities at the exercise price or to close out the options at a profit.  By using put options in this way, the Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Portfolio may also, as an example, write combinations of put and call options on the same security, known as "straddles", with the same exercise and expiration date. By writing a straddle, a Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and a Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options.  Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains relatively stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

A Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately-negotiated (i.e., OTC) transactions.  By writing a call option, a Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

– Options on Securities Indices.  An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

A Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If a Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, a Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Portfolio's security holdings.

A Portfolio may also write put or call options on securities indices to, among other things, earn income.  If the value of the chosen index declines below the exercise price of the put option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option.  Similarly, if the value of the index is higher than the exercise price of the call option, the Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option.  If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Portfolio could experience a substantial loss.

The purchase of call options on securities indices may be used by a Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities a Portfolio owns.

— Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, a Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

— Options on Foreign Currencies.  A Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where a Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

In addition to using options for the hedging purposes described above, a Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities. For example, a Portfolio may purchase call options in anticipation of an increase in the market value of a currency. A Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, a Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Portfolio for the purpose of benefiting from a decline in the value of a currency that a Portfolio does not own. A Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Special Risks Associated with Options on Currencies.  An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series.  Although a Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time.  For some options, no secondary market on an exchange may exist.  In such event, it might not be possible to affect closing transactions in particular options, with the result that a Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the purchase or sale of the underlying currency.

— Futures Contracts and Options on Futures Contracts.  Futures contracts that a Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.  A Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities.  For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts.  Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio.  However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities.  If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value (the "NAV") of that Portfolio from declining as much as it otherwise would have.  On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices.  Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized.  At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

A Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates.  Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant.  A Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar.  If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts.  However, if the value of the foreign currency increases relative to the dollar, a Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

Conversely, a Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies.  When a Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, a Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

A Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Portfolio may achieve protection against fluctuations in currency exchange rates similar to those described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated.  Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

A Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes.  Similar to options on currencies described above, a Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities.  The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above.  For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices.  For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Portfolio's portfolio securities that might otherwise result.  If such a decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position.  When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that a Portfolio intends to purchase.  As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise.  Options on futures contracts written or purchased by a Portfolio will be traded on U.S. exchanges.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Portfolio's portfolio.  If the futures price at expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in a Portfolio's portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract.  If the futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which a Portfolio intends to purchase.  If a put or call option a Portfolio has written is exercised, a Portfolio will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

A Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts.  For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling futures contracts, purchase put options thereon.  In the event that such a decrease were to occur, it may be offset, in whole or in part, by a profit on the option.  If the anticipated market decline were not to occur, a Portfolio will suffer a loss equal to the price of the put.  Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.  If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call.  However, if the market declines, a Portfolio will suffer a loss equal to the price of the call, but the securities that a Portfolio intends to purchase may be less expensive.

– Credit Default Swap Agreements.  The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation.  Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring.  A Portfolio may be either the buyer or seller in the transaction.  As a seller, a Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs.  If a credit event occurs, a Portfolio typically must pay the contingent payment to the buyer.  The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation.  The value of the reference obligation received by a Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Portfolio.  If a Portfolio is a buyer and no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract.  However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Portfolio had invested in the reference obligation directly.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.

– Currency Swaps.  A Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".  Currency swaps involve the exchange by a Portfolio with another party of a series of payments in specified currencies.  Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction.  Currency swaps may be bilateral and privately negotiated, with a Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions.  A Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

– Swaps: Interest Rate Transactions.  A Portfolio may enter into interest rate swap, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities a Portfolio anticipates purchasing at a later date.  Unless there is a counterparty default, the risk of loss to a Portfolio from interest rate transactions is limited to the net amount of interest payments that the Portfolio is contractually obligated to make.  If the counterparty to an interest rate transaction defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive.

Interest rate swaps involve the exchange by a Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

An option on a swap agreement, also called a "swaption", is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium".  A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index.  A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.  Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

Caps and floors are less liquid than swaps.  These transactions do not involve the delivery of securities or other underlying assets or principal.  A Portfolio will enter into bilateral swap agreements, including interest rate swap, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating.  For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

– Inflation (CPI) Swaps.  Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other party pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

– Total Return Swaps.  A Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset.  The Portfolio is subject to market price volatility of the underlying referenced asset.  A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount.  To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

– Variance and Correlation Swaps.  A Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.  Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index.  Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term.  In other words, the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.  Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index.  "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index.  If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

Special Risks Associated with Swaps.  Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract.  The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by a Portfolio, and/or the termination value at the end of the contract.  Therefore, the Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract.  The risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty.  Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing.  Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.  The Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.  Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts.  Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

– Synthetic Foreign Equity Securities.  A Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities.  These securities may include international warrants or local access products.  International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange.  International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio.  Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options.  These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date, or European style, which means that they may be exercised only on the expiration date.

Other types of synthetic foreign equity securities in which a Portfolio may invest include covered warrants and low exercise price warrants.  Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars).  The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the securities.  The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price.  Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less).  The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset.  In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.  In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments.  These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.  In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

A Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis.  Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof.  These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants.  They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

International warrants also include equity warrants, index warrants, and interest rate warrants.  Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue.  When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.  Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants).  Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets.  Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time.  Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

A Portfolio also may invest in long-term options of, or relating to, international issuers.  Long-term options operate much like covered warrants.  Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer.  Long-term options have an initial period of one year or more, but generally have terms between three and five years.  Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty.  Instead, they are traded on an exchange and are subject to the exchange's trading regulations.

– Eurodollar Instruments.  Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

– Currency Transactions.  A Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis.  The Adviser may actively manage a Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options.  The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Portfolio and do not present attractive investment opportunities.  Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security.  A Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).
Bank Obligations
The Portfolios may invest in bank obligations, including certificates of deposit, bankers' acceptances, and fixed time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.  There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks.  Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Event-linked Securities

Event-linked securities are variable rate or fixed rate fixed income securities or types of equity securities for which the return of principal and payment of interest are contingent on the non-occurrence of various catastrophe exposures, which may be specific trigger events or a diversified group of events, such as hurricanes, typhoons, wind events or earthquakes.  The most common type of fixed-income securities are known as "catastrophe" or "CAT" bonds.  In some cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss.  If the trigger event(s) occurs prior to the securities' maturity, a Portfolio may lose all or a portion of its principal and forgo additional interest.

These securities may have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer's obligation to pay interest and/or repay the principal is either deferred or completely forgiven.  For example, if a Portfolio holds a fixed-income security that covers an insurer's losses due to a hurricane with a "trigger" at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Portfolio will lose all or a portion of its principal invested in the security and forgo any future interest payments.  If the trigger event(s) does not occur, the Portfolio will recover its principal plus interest.  Interest typically accrues and is paid on a quarterly basis.  Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the securities.

Event-linked securities may be issued by government agencies, insurance companies, reinsurers, special purpose companies or other on-shore or off-shore entities. Event-linked securities are a relatively new type of financial instrument.  As a result, there is no significant trading history of these securities and these securities may be illiquid or the markets for these instruments may not be liquid at all times.  These securities may be rated, generally below investment grade or the unrated equivalent, and have the same or equivalent risks as higher yield debt securities ("junk bonds").  The rating primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur as well as the overall expected loss to the principal of the security.

Convertible Securities
Convertible securities include bonds, debentures, corporate notes and preferred stocks.  Convertible securities are instruments that are convertible at a stated exchange rate into shares of the underlying common stock.  Prior to their conversion, convertible securities have the same general characteristics as non‑convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers.  As with all debt securities, the  market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.  While convertible securities generally offer lower interest or dividend yields than non‑convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.  Convertible debt securities that are rated Baa3 or lower by Moody's Investors Service ("Moody's") or BBB- or lower by Standard & Poor's Rating Services ("S&P"), or Fitch Ratings ("Fitch") and comparable unrated securities as determined by the Adviser, may share some or all of the risk of non-convertible debt securities with those ratings.

When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly.  As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.  Convertible securities rank senior to common stocks in an issuer's capital structure.  They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
A Portfolio may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.   European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company.  Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent.  In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Forward Commitments and When-Issued and Delayed Delivery Securities

Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).  When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made.  The Portfolio assumes the rights and risks of ownership of the security, but the Portfolio does not pay for the securities until they are received.  If a Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage.  Leveraging the Portfolio in this manner may increase the Portfolio's volatility of returns.

The use of forward commitments enables a Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when a Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Portfolio's securities denominated in such foreign currency, or when the Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, a Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Association, or FHLMC (including fixed-rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

When-issued securities and forward commitments may be sold prior to the settlement date. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of a Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Portfolio's NAV.

At the time the Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases.  For example, by committing to purchase securities in the future, the Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than each Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.  In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Portfolio may be adversely affected.

Illiquid Securities

A Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Portfolio's net assets would be invested in such securities.  For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by a Portfolio over-the-counter and the cover for options written by a Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days.  Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days.  A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Board.  Pursuant to these guidelines, the Adviser will monitor the liquidity of a Portfolio's investment in Rule 144A Securities.  An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, acting under the oversight of the Board of Trustees, will monitor the liquidity of restricted securities in a Portfolio that are eligible for resale pursuant to Rule 144A.  In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Investment in Exchange-Traded Funds and Other Investment Companies
The Portfolios may not invest in the securities of other registered open-end investment companies or in registered unit investment trusts in reliance on Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act but may otherwise invest in the securities of other investment companies to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules and regulations thereunder published by appropriate regulatory authorities.  If a Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.
The Portfolios may invest, sometimes significantly, in shares of ETFs, subject to the restrictions and limitations of the 1940 Act or any applicable rules or regulations, exemptive orders or regulatory guidance thereunder.  ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index.  The ETFs in which a Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which a Portfolio invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their applicable indices.  The market value of the ETF shares may differ from their NAV.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

Infrastructure Investments
Multi-Asset Real Return may invest in infrastructure-related securities.  Infrastructure entities include companies in the infrastructure business and infrastructure projects and assets representing a broad range of businesses, types of projects and assets.  The risks that may be applicable to an infrastructure entity vary based on the type of business, project or asset, its location, the developmental stage of a project and an investor's level of control over the management or operation of the entity.
Infrastructure entities are typically subject to significant government regulations and other regulatory and political risks, including: expropriation; political violence or unrest, including war, sabotage or terrorism; and unanticipated regulatory changes by a government or the failure of a government to comply with international treaties and agreements.  Additionally an infrastructure entity may do business with state-owned suppliers or customers that may be unable or unwilling to fulfill their contractual obligations.  Changing public perception and sentiment may also influence a government's level of support or involvement with an infrastructure entity.
Companies engaged in infrastructure development and construction and infrastructure projects or assets that have not been completed will be subject to construction risks, including: construction delays; delays in obtaining permits and regulatory approvals; unforeseen expenses resulting from budget and cost overruns; inexperienced contractors and contractor errors; and problems related to project design and plans. Due to the numerous risks associated with construction and the often incomplete or unreliable data about projected revenues and income for a project, investing in the construction of an infrastructure project involves significant risks. The ability to obtain initial or additional financing for an infrastructure project is often directly tied to its stage of development and the availability of operational data. A project that is complete and operational is more likely to obtain financing than a project at an earlier stage of development. Additionally, an infrastructure entity may not be able to obtain needed additional financing, particularly during periods of turmoil in the capital markets. The cost of compliance with international standards for project finance may increase the cost of obtaining capital or financing for a project. Alternatively, an investment in debt securities of infrastructure entities may also be subject to prepayment risk if lower-cost financing becomes available.
Infrastructure projects or assets may also be subject to operational risks, including the project manager's ability to manage the project; unexpected maintenance costs; government interference with the operation of an infrastructure project or asset; obsolescence of a project; and the early exit of a project's equity investors. Additionally, the operator of an infrastructure project or asset may not be able to pass along the full amount of any cost increases to customers.

An infrastructure entity may be organized under a legal regime that may provide investors with limited recourse against the entity's assets, the sponsor or other non-project assets and there may be restrictions on the ability to sell or transfer assets. Financing for infrastructure projects and assets is often secured by cash flows, underlying contracts, and project assets. An investor may have limited options and there may be significant costs associated with foreclosing upon any assets that secure repayment of a financing.

Investments in Lower-Rated and Unrated Securities

A Portfolio may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, the Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Non-rated securities will also be considered for investment by a Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Portfolio to a degree comparable to that of rated securities which are consistent with the Portfolio's objectives and policies.

The Adviser will try to reduce the risk inherent in investments in lower-rated fixed-income and unrated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-quality securities, the Adviser's research and credit analysis are a correspondingly more important aspect of its program for managing the Portfolio's securities than would be the case if the Portfolio did not invest in lower-rated securities. In considering investments for the Portfolio, the Adviser will attempt to identify high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Investments in the Wholly-Owned Subsidiary

Multi-Asset Real Return seeks to gain exposure to commodities and commodities-related investments and derivatives primarily through investments in the Subsidiary.  Investments in the Subsidiary are expected to provide Multi-Asset Real Return with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and recent Internal Revenue Service ("IRS") revenue rulings, as discussed below under "Dividends, Distributions and Taxes". The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Portfolio is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, backed by a portfolio of inflation-indexed securities and other fixed-income securities. Although the Portfolio may enter into these commodity-linked derivative instruments directly, the Portfolio will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that the Adviser believes that these commodity-linked derivative instruments are better-suited to provide exposure to the commodities market than commodity index-linked notes, the Portfolio's investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other fixed-income securities, which are intended to serve as margin or collateral for the Subsidiary's derivatives position. To the extent that the Portfolio invests in the Subsidiary, the Portfolio may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Prospectus and this SAI and could negatively affect the Portfolio and its shareholders.

Loans of Portfolio Securities

The Portfolios may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statute, rules, or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.  Under the securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default.  In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Portfolios' Trustees) will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk.  A Portfolio will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount – i.e., the borrower may pay a fee to the Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

A Portfolio will have the right to call a loan and obtain the securities loaned on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay a Portfolio amounts equal to any income or other distribution from the securities.

A Portfolio will invest any cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser.  Any such investment of cash collateral will be subject to the money market fund's investment risk. The Portfolios may pay reasonable finders', administrative and custodial fees in connection with a loan.

A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan.  A Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights.  When the Portfolio lends its securities, its investment performance will continue to reflect the value of securities on loan.

Loan Participations and Assignments

A Portfolio may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments").  A Loan is often administered by a bank or other financial institution that acts as agent for the holders.  The financial status of the agent interposed between a Portfolio and a borrower may affect the ability of a Portfolio to receive principal and interest payments.

The Portfolio's investment may depend on the skill with which an agent administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers.  The agent typically has broad discretion in enforcing loan agreements.

A Portfolio's investment in Participations typically will result in a Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. A Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation.  As a result, a Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired.  A Portfolio will acquire Participations only if the Lender interpositioned between a Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's or BBB- or higher by S&P) or higher.

When the Portfolio purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan.  Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.  The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.  The Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party.  Because there is no liquid market for such securities, the Portfolio anticipates that such securities could be sold only to a limited number of institutional investors.  The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.  The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's portfolio and calculating its asset value.

Loans in which a Portfolio may invest may include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of an acquisition.  A Portfolio may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

Money Market Securities in which the Portfolios May Invest

Commercial Paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

Variable Notes.  Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Portfolio at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuates on a weekly basis. These notes permit daily changes in the amounts borrowed. The Portfolios have the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, the Portfolios' right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Portfolios consider earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch, or Duff & Phelps.

Mortgage-Related Securities, Other Asset-Backed Securities and Structured Securities

The mortgage-related securities in which a Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as a Portfolio) by governmental, government-related or private organizations.  Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities, stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

Pass-Through Mortgage-Related Securities.  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment consisting of both interest and principal payments.  In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.  Some mortgage-related securities, such as securities issued by the Government National Mortgage Association, or GNMA, are described as "modified pass-through".  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments.  In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.  For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life.  Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.  The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than five years.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption.  In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities.  Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool.  Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Portfolio.  The compounding effect from reinvestment of monthly payments received by the Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

The principal governmental (i.e., backed by the full faith and credit of the U. S. Government) guarantor of mortgage-related securities is GNMA.  GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the U.S. Department of Veterans Affairs.

Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include the Federal National Mortgage Association, or FNMA, and the Federal Home Loan Mortgage Corporation, or FHLMC.  FNMA and FHLMC are government-sponsored corporations or corporate instrumentalities of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government.  After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Department of the Treasury ("U.S. Treasury") in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements.  The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities.  The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008.  The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations.  FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government.  Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans.  Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments.  However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments.  The ratings of such non‑governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support, and would be adversely affected if the rating of such an enhancer were downgraded.

The structuring of the pass-through pool may also provide credit enhancement.  Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees).  There can be no guarantee that the credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee.  As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics.  Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans.  The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.  Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans.  For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

Collateralized Mortgage Obligations.  Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages.  CMOs are the predominant type of "pay-through" mortgage-related security.  In a CMO, a series of bonds or certificates is issued in multiple classes.  Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date.  Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral.  Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Adjustable-Rate Mortgage Securities.  Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index.  ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages.  ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities.  To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value.  The adjustable‑rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase.  These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan).  Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

Stripped Mortgage-Related Securities.  Stripped mortgage-related securities ("SMRS") are mortgage-related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets.  A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets.  IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped.  IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class.  POs generally increase in value as interest rates decrease.  If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets.  Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.  Changes in the values of IOs and POs can be substantial and occur quickly, such as had occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

The Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States.  Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

Commercial Mortgage-Backed Securities.  Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers.  Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes.  Commercial mortgage-backed securities may pay fixed or floating‑rates of interest.  The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics.  Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing.  Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

Certain Risks.  The value of mortgage-related securities is affected by a number of factors.  Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages.  Such prepayments generally occur during periods of falling mortgage interest rates.  If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities.  In that event, the Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities.  Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities.  The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments.  During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities.  Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates.  If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans.  Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

Subordinated mortgage-related securities may have additional risks.  The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors.  In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities.  Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise.  Moreover, although generally the value of fixed‑income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities.  The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable and there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors.  In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Portfolio's ability to buy or sell those securities at any particular time.  Without an active trading market, mortgage-related securities held in a Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages.  In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities.  Such an adverse effect is especially possible with fixed-rate mortgage securities.  If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

Other Asset-Backed Securities. A Portfolio may invest in other asset-backed securities.  The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets.  Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.  For example, a Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used.  For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There have also been proposals to cap the interest rate that a credit card issuer may charge.  In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer.  Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Structured Securities.  A Portfolio may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities.  A Portfolio's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations.  This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.  The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments.  Because Structured Securities of the type in which a Portfolio anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

The Portfolio is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class.  Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

Under the terms of subordinated securities, payments that would be made to their holders may be required to be made to the holders of more senior securities and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral (meaning proceeds of the collateral are required to be paid first to holders of more senior securities).  As a result, subordinated or junior securities will be disproportionately affected by a default or even a perceived decline in the creditworthiness of the issuer.

Participation in the TALF Program

A Portfolio may invest a portion of its assets through participation in the Term Asset-Backed Securities Loan Facility program ("TALF Program"), a program created by the Board of Governors of the Federal Reserve System (the "Federal Reserve") and the U.S. Treasury to assist the securitization markets by supporting the issuance of certain eligible collateral, which are investment-grade rated, asset-backed securities such as automobile loans, student loans, and credit card loans, as well as receivables related to residential mortgage servicing advances or certain commercial mortgage-backed securities.  The types of eligible collateral, among other requirements, must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not be placed on a watch list or downgraded by any such ratings agency.  The TALF Program is operated by the Federal Reserve Bank of New York (the "New York Fed").  Under the TALF Program, the New York Fed provided non-recourse loans to a Portfolio in a minimum size of $10 million. The TALF program ceased making loans on eligible collateral on June 30, 2010.

In order to obtain a loan under the TALF Program, a Portfolio is required to put up a certain percentage of the purchase price or value of the eligible collateral (called the "haircut").  In addition, it is required to pay an administrative fee to the New York Fed on the settlement date of each TALF Program loan received by the Portfolio.  The interest rate under the loan will vary and will be determined under the terms of the TALF Program.  The term of a loan under the TALF Program depends on the nature of the eligible collateral and is currently three years or five years.

In connection with a TALF Program loan, a Portfolio pledged eligible collateral, which consisted of either certain eligible asset-backed securities that the Portfolio currently owns or other asset-backed securities that the Portfolio purchased with the loan proceeds.  Except in limited circumstances, TALF loans by the New York Fed to the Portfolio are non-recourse, and if the Portfolio does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Portfolio and not against any other assets of the Portfolio.  TALF loans are prepayable at the option of the Portfolio without penalty, and the Portfolio may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed.  If the securities constituting eligible collateral default and lose all of their value, under the current terms of the TALF Program, the New York Fed cannot look to the Portfolio to cover the principal on the loan.  Generally, under the terms of the TALF Program payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed).

The risk of leverage to the Portfolio under the TALF Program is the same risk of leverage that applies to other types of borrowings the Portfolio may engage in (see "Borrowing and Use of Leverage" below for more details).  Loans under the TALF Program are not subject to the Portfolios' limitations on borrowings (which are generally limited to 33 1/3% of the Portfolio's total assets).  However, the Portfolio  must maintain segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Portfolio's outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a fund to "cover" its obligation to purchase or deliver cash or securities at a future time.

Participations in the TALF Program and other loan programs sponsored by the United States (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) are not considered purchasing securities on margin for purposes of the Portfolio's limits on margin.

The Federal Reserve may also change the terms of the TALF Program at its discretion and there is no guarantee that retroactive changes to the TALF Program will not occur.  The Portfolio cannot predict the form any such changes or modifications might take and, if the Portfolio participates in the TALF Program, such changes may adversely affect the value of the Portfolio's assets and the ability of the Portfolio to achieve its investment objectives.

Participation in the TALF Program requires the Portfolio to contract with a primary dealer that is authorized to act as agent for the Portfolio.  A primary dealer may receive direct or indirect fees for its services.  Any such fees incurred will be borne by the Portfolio.  Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral are directed first to a custodial account in the name of the primary dealer prior to remittance to the Portfolio.  As a result, the Portfolio is subject to the counterparty risk of the primary dealer.  Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay the Portfolio's voting ability.

Under certain circumstances, loans under the TALF Program may become recourse to the Portfolio, which may adversely affect the Portfolio's ability to achieve its investment objective.  In connection with any borrowing by the Portfolio under the TALF Program, the Portfolio is required to represent, among other things, that at the time of borrowing the Portfolio is an eligible borrower and that the collateral is eligible collateral.  A determination that the Portfolio is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Portfolio under the TALF Program were untrue when made, will cause the loan to become full recourse to the Portfolio, and the Portfolio must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio.  Additionally, the loan may become recourse to the Portfolio if certain persons acquire more than 25% of the Portfolio's outstanding securities or if the Portfolio fails to make certain timely filings under the TALF Program.  If loans under the TALF Program become recourse against the Portfolio and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Portfolio owes to the New York Fed under the loan, then the Portfolio will be required to pay the difference to the New York Fed.  In order to make this payment, the Portfolio may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities.  Finally, if the Portfolio were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.

Under the terms of its agreement with the Portfolio, the primary dealer generally disclaims all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Portfolio.  Further, the Portfolio indemnifies for any losses that the primary dealer may incur under the terms of the TALF Program.  The primary dealer may terminate its agreement with the Portfolio at any time.  If the Portfolio is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Portfolio.  Agreements with the primary dealer are subject to amendment by the primary dealer without the Portfolio's consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.

Participation in TALF does not subject the Portfolio or the Adviser to restrictions on executive compensation under the U.S. Treasury's Troubled Assets Relief Program.

Preferred Stock

A Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return.  Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests.  REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest and principal payments.  Similar to investment companies, such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code").  A Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Portfolio invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.  REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies.  REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.  Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.  REITs (especially mortgage REITs) also are subject to interest rate risks.  When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise.  Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline.  In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions

A repurchase agreement is an agreement by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date, normally one day or a week later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price and reflects an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, a Portfolio monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount.  Because a repurchase agreement permits a Portfolio to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit a Portfolio to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.  Repurchase agreements may exhibit the characteristics of loans by a Portfolio.

The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, a Portfolio would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities.  A Portfolio may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce a Portfolio's rights.  A Portfolio's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which a Portfolio enters into repurchase agreement transactions.

A Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements.  In this type of transaction, a Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date.  Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates.  Unlike a repurchase agreement, however, the buy/sell back transaction, though done simultaneously, is two separate legal agreements.  A buy/sell back transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions.  A Portfolio has the risk of changes in the value of the purchased security during the term of the buy/sell back agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements and Dollar Rolls

Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, a Portfolio sells portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price slightly higher than the sale price.  During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities.  Generally, the effect of a reverse repurchase agreement is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the "interest cost" to the Portfolio of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date.  During the roll period, the Portfolio forgoes principal and interest paid on the securities.  The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.  In addition, the use of these investments results in leveraging the Portfolio's common stocks because the Portfolio uses the proceeds to make investments in other securities.  See "Borrowing and Use of Leverage" below.

Rights and Warrants

A Portfolio may invest in rights or warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Portfolio's portfolio.  Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company.  Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
A Portfolio may make short sales of securities or maintain a short position.  A short sale is effected by selling a security that a Portfolio does not own or, if the Portfolio does own such security, is not to be delivered upon consummation of sale.  A short sale is against the box to the extent that a Portfolio contemporaneously owns or has the right to obtain securities identical to those sold.  A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise.  If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain.  The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield.  Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity.  However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase.  Short sales may be used in some cases by a Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Portfolio.  See "Dividends, Distributions and Taxes-Tax Straddles" for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Portfolio.

U.S. Corporate Fixed-Income Securities

The U.S. corporate fixed-income securities in which a Portfolio may invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Finally, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. A Portfolio may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as the Adviser believes such investment is consistent with the Portfolio's investment objectives. A Portfolio's rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

U.S. Government Securities
U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself.  These securities include:  (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally, maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration and including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. Government, its agencies or institutions; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the FNMA and FHLMC, and governmental CMOs.  The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years.  Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

U.S. Government securities also include zero-coupon securities and principal-only securities and certain stripped mortgage-related securities.  Zero-coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities –Stripped Mortgage‑Related Securities" above.  In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

Inflation-indexed securities such as Treasury Inflation-Protected Securities, or TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-protected securities.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Inflation-indexed securities tend to react to changes in real interest rates. In general, the price of these securities can fall when real interest rates rise, and can rise when real interest rates fall. In addition, the value of these securities may be vulnerable to changes in expectations of inflation.  Interest payments on these securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

TIPS, which are issued by the U.S. Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure.  The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater.  TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10 and 20 years.

Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Portfolio that holds the securities.

U.S. Government securities are considered among the safest of fixed-income investments.  As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Standby Commitment Agreements
A Portfolio may from time to time enter into standby commitment agreements.  Such agreements commit the Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer.  The price and coupon of the security are fixed at the time of the commitment.  At the time of entering into the agreement the Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Portfolio has committed to purchase.  The fee is payable whether or not the security is ultimately issued.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Portfolio's NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
An Underlying Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices.  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.
Structured products may take a variety of forms.  Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.
Investing in structured products may be more efficient and/or less expensive for an Underlying Portfolio than investing in the underlying assets or benchmarks and the related derivative.  These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return.  In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.
Structured products, however, have more risk than traditional types of debt or other securities.  These products may not bear interest or pay dividends.  The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  Under certain conditions, the redemption value of a structured product could be zero.  Structured products are potentially more volatile and carry greater market risks than traditional debt instruments.  The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time.  Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk.  The purchase of structured products also exposes a Portfolio to the credit risk of the issuer of the structured product.

Structured Notes and Indexed Securities:  The Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note".  The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof).  Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator.  The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital.  Structured notes and indexed securities may be positively or negatively indexed so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator.  Therefore, the value of such notes and securities may be very volatile.  Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator.  Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.
Commodity Index-Linked Notes and Commodity-Linked Notes:  Structured products may provide exposure to the commodities markets.  These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, a Portfolio might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.
Credit-Linked Securities:  Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets.  For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high yield markets and/or to remain fully invested when more traditional income-producing securities are not available.  Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation.  This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust.  A Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk.  These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers.  However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating Rate Securities
These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
A zero-coupon security pays no interest to its holder during its life.  An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price).  Upon maturity of the zero-coupon security, the investor receives the face value of the security.

The Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes.  The Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

Currently, the only U.S. Treasury security issued without coupons is the Treasury bill.  The zero-coupon securities purchased by the Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permit the beneficial ownership of the component to be recorded directly in the Treasury book-entry system.  In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

Current federal tax law requires that a holder (such as the Portfolio) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID").  As a result, in order to make the distributions necessary for the Portfolio not to be subject to federal income or excise taxes, the Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Portfolio has actually received as interest during the year.  The Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations

Borrowing and Use of Leverage.  A Portfolio may use borrowings for investment purposes subject to the restrictions of the 1940 Act.  A Portfolio also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls.  This means that the Portfolio will use the cash proceeds made available during the terms of these transactions to make investments in other securities.

Borrowings by a Portfolio result in leveraging of the Portfolio's shares of common stock.  The proceeds of such borrowings will be invested in accordance with the Portfolio's investment objective and policies.

Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Portfolio's shareholders.  These include a higher volatility of the NAV of the Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates.  So long as the Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Portfolio's shareholders to realize higher current net investment income than if the Portfolio were not leveraged.  However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Portfolio's investment portfolio, the benefit of leverage to the Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Portfolio's use of leverage would result in a lower rate of return than if the Portfolio were not leveraged.  Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Portfolio were not leveraged.  In an extreme case, if the Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing its NAV.

Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose a Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Portfolio.  When a Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretive releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Portfolio's exposure, or a marked-to-market or on another relevant basis, to the transaction.  Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Portfolios' investment restriction concerning senior securities.  The segregation of assets is intended to enable the Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit a Portfolio's exposure to loss.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, the Portfolios and their service providers, including the Adviser, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and affect business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs.  While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolios do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Investments in Lower-Rated and Unrated Instruments. A Portfolio may invest in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P and Fitch) and unrated securities of equivalent investment quality.  Debt securities with such a rating are considered by the ratings organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates.  These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions.  In addition, lower‑rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.  The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold.  To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, a Portfolio's assets.  In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities.  Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

Many fixed-income securities, including certain U.S. corporate fixed-income securities in which a Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it.  Such securities may present risks based on payment expectations.  If an issuer exercises such a "call option" and redeems the security, the Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Portfolio.

In seeking to achieve a Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Portfolio's portfolio will be unavoidable.  Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions.  Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Portfolio.

Risks of Investments in Foreign Securities.  Investors should understand and consider carefully the risks involved in securities of foreign companies and governments of foreign nations, some of which are referred to below, and which are in addition to the usual risks inherent in domestic investments.  Investing in securities of non-U.S. companies which are generally denominated in foreign currencies, and utilization of derivative investment products denominated in, or the value of which is dependent upon movements in the relative value of, a foreign currency, involve certain considerations comprising both risk and opportunity not typically associated with investing in U.S. companies.  These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than are generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers.  In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles.  In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which a Portfolio will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power.  Inflation accounting may indirectly generate losses or profits.  Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.  Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

It is contemplated that foreign securities will be purchased in OTC markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market.  Foreign securities markets are generally not as developed or efficient as those in the United States.  While growing in volume, they usually have substantially less volume than the New York Stock Exchange (the "Exchange"), and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which a Portfolio will invest and could adversely affect a Portfolio's assets should these conditions or events recur.

Foreign investment in certain foreign securities is restricted or controlled to varying degrees.  These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of a Portfolio.  Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Certain countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

Income from certain investments held by a Portfolio could be reduced by foreign income taxes, including withholding taxes.  It is impossible to determine the effective rate of foreign tax in advance.  A Portfolio's NAV may also be affected by changes in the rates or methods of taxation applicable to a Portfolio or to entities in which a Portfolio has invested.  The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by a Portfolio will not be subject to change. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a Portfolio. See "U.S. Federal Income Taxes".

Investors should understand that the expense ratio of a fund investing in foreign securities may be higher than investment companies investing only in domestic securities since, among other things, the cost of maintaining the custody of foreign securities is higher and the purchase and sale of portfolio securities may be subject to higher transaction charges, such as stamp duties and turnover taxes.
For many foreign securities, there are U.S. Dollar-denominated ADRs that are traded in the United States on exchanges or over-the-counter, and for which market quotations are readily available.  ADRs do not lessen the foreign exchange risk inherent in investing in the securities of foreign issuers.  However, by investing in ADRs rather than directly in stock of foreign issuers, the Portfolio can avoid currency risks which might occur during the settlement period for either purchases or sales.

Foreign Currency Transactions.  A Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Portfolio's revenues will be received in such currencies.  In addition, a Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above.  The dollar equivalent of the Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar.  Such changes will also affect a Portfolio's income.  A Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above.  While the Portfolio has this ability, there is no certainty as to whether and to what extent the Portfolio will engage in these practices.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Portfolio's NAV to fluctuate.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.  To the extent a Portfolio's total assets, adjusted to reflect the Portfolio's net position after giving effect to currency transactions, are denominated or quoted in the currencies of foreign countries, the Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

A Portfolio will incur costs in connection with conversions between various currencies.  A Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate.  If the value of the foreign currencies in which a Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Portfolio distributions, the Portfolio may be required to liquidate securities in order to make distributions if the Portfolio has insufficient cash in U.S. Dollars to meet distribution requirements.  Similarly, if an exchange rate declines between the time a Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.  In light of these risks, the Portfolio may engage in certain currency hedging transactions, which themselves involve certain special risks.  See "Additional Investment Policies and Practices", above.

Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies, Over-the-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Portfolio from responding to such events in a timely manner.

Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

Unlike transactions entered into by the Portfolios in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts, and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC.  Such instruments may instead be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a Portfolio could be required to retain options purchased or written, or forward currency exchange contracts, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Options on U.S. Government securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume period.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

The following fundamental investment policies may not be changed without approval by the vote of a majority of the Portfolio's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio, whichever is less.

As a matter of fundamental policy, the Portfolios:

(a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

(b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.  For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to involve the issuance of a senior security;

(c) may not make loans except through: (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

(d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments.  This restriction does not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

(e) may purchase and sell commodities to the extent allowed by applicable law; and

(f) may not act as an underwriter of securities, except that a Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act.

As a fundamental policy, the Portfolios, except for Multi-Asset Real Return, are diversified (as that term is defined in the 1940 Act).  This means that at least 75% of the Portfolios' assets consist of:

•	Cash or cash items;
•	Government securities;
•	Securities of other investment companies; and
•	Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolios

As a fundamental policy, which may be changed without a shareholder vote, Multi-Asset Real Return is non-diversified as that term is described in the 1940 Act.  This means the Portfolio is not limited in the proportion of its assets that may be invested in the securities of a single issuer.

Non-Fundamental Investment Policies

As a matter of non-fundamental policy, each Portfolio has adopted a policy that provides that the Portfolio may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Portfolio may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

MANAGEMENT OF THE PORTFOLIOS

The Adviser

The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolios under the supervision of the Board.  The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2014, totaling over $473 billion.  The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide.

As of September 30, 2014, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

AXA and its subsidiaries	62.9%
AllianceBernstein Holding L.P.	35.7
Unaffiliated holders	1.4
100.0%

AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding"), is a Delaware limited partnership, the units of which ("Holding Units"), are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2014, AXA owned approximately 1.5% of the issued and outstanding assignments of beneficial ownership of Holding Units.
AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser.  AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser.  Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 63.5% economic interest in the Adviser as of September 30, 2014.

Advisory Agreement and Expenses

The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Board. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

The Portfolios have under the Advisory Agreement assumed the obligation for payment of all of their other expenses.  As to the obtaining of expenses other than those specifically provided to the Portfolios by the Adviser, each Portfolio may employ its own personnel.  For such services, it may also utilize personnel employed by the Adviser or its affiliates.  In such event, the services will be provided to the Portfolios at cost and the payments thereto must be specifically approved by the Board.  During the fiscal year ended August 31, 2014, for each of U.S. Value, U.S. Large Cap Growth, International Value, International Growth, Short Duration Bond, Global Core Bond, Bond Inflation Protection, High-Yield, Small-Mid Cap Value, Small-Mid Cap Growth and Multi-Asset Real Return, the Adviser paid a total of $0, respectively, for these services; and for Volatility Management, the Adviser paid a total of $43,037 for these services.

Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser.

The Advisory Agreement continues in effect from year to year provided that its continuance is specifically approved at least annually by a vote of the majority of the outstanding voting securities of a Portfolio or by the Board, including, in either case, by a vote of the majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party.  The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on May 6-8, 2014: U.S. Value; U.S. Large Cap Growth; Multi-Asset Real Return; International Value; International Growth; Small-Mid Cap Value; Small-Mid Cap Growth and Volatility Management.  The continuance of the Advisory Agreement for an additional annual term was approved for the following Portfolios at the meeting of Trustees held on November 4-6, 2014: Short Duration Bond; Global Core Bond; Bond Inflation Protection; and High-Yield.

The Adviser has contractually agreed for the current fiscal year to waive and bear certain expenses so that total expenses do not, on an annual basis, exceed .15% of average daily net assets for Volatility Management.  For the period ended August 31, 2014, such reimbursement amounted to $0.  This contractual agreement automatically extends each year, unless the Adviser provides written notice 60 days prior to the Portfolio's fiscal year end.

Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of a Portfolio and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of a Portfolio upon 60 days' written notice, and will terminate automatically in the event of its assignment.  The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolios. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Portfolios. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolios. When two or more of the Adviser's clients (including a Portfolio) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

ALL FUNDS
The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AB Blended Style Series, Inc., AB Bond Fund, Inc., AB Cap Fund, Inc., AB Core Opportunities Fund, Inc., AB Corporate Shares, AB Discovery Growth Fund, Inc., AB Equity Income Fund, Inc., AB Exchange Reserves, AB Fixed-Income Shares, Inc., AB Global Bond Fund, Inc., AB Global Real Estate Investment Fund, Inc., AB Global Risk Allocation Fund, Inc., AB Global Thematic Growth Fund, Inc., AB Growth and Income Fund, Inc., AB High Income Fund, Inc., AB Institutional Funds, Inc., AB International Growth Fund, Inc., AB Large Cap Growth Fund, Inc., AB Municipal Income Fund, Inc., AB Municipal Income Fund II, AB Trust, AB Unconstrained Bond Fund, Inc., AB Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., and The AB Portfolios, all open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., and Alliance New York Municipal Income Fund, Inc., all closed-end investment companies.  The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AB Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc. and the AllianceBernstein Multi-Manager Alternative Fund, are referred to collectively below as the "AB Funds".

Board of Trustees Information

Certain information concerning the Trustees is set forth below.

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) during Past Five Years and Other Relevant Qualifications	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years
INDEPENDENT TRUSTEES
Chairman of the Board Marshall C. Turner, # 73 (2005)

Private Investor since prior to 2009.  Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000.  He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations.  He has served as a director of one AB fund since 1992, and director or trustee of multiple AB funds since 2005.  He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.
		117	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2009 and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) during Past Five Years and Other Relevant Qualifications	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years

John H. Dobkin, # 72 (2005)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, he was Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	117	None

Michael J. Downey, # 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	117
Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) during Past Five Years and Other Relevant Qualifications	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years

William H. Foulk, Jr., # 82 (2005)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 to early February 2014. He served as Chairman of such Funds from 2003 through December 2013.	117	None

D. James Guzy, # 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	117	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) during Past Five Years and Other Relevant Qualifications	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years

Nancy P. Jacklin, # 66 (2006)
Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982).  Member of the Bar of the District of Columbia and of New York, and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.

		117	None

Name, Address*, Age and (Year First Elected**)	Principal Occupation(s) during Past Five Years and Other Relevant Qualifications	Portfolios in AB Fund Complex Overseen by Trustee	Other Public Company Directorships Held by Trustee in the Past Five Years

Garry L. Moody, # 61 (2008)
Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees of the AB Funds since 2008.

		117	None

Earl D. Weiner, # 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director's Guidebook. He has served as a director or trustee of the AB Funds since 2007 and as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	117	None

INTERESTED TRUSTEE

Robert M. Keith,+ 54 (2010)
Senior Vice President of the Adviser and the head of AllianceBernstein Investment, Inc. ("ABI") ++ since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008.  Prior to joining ABI in 2006, Executive Managing Director of AB Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser's institutional investment management business since 2004.  Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser's institutional investment management business, with which he had been associated since prior to 2004.
	117	None

____________________
*	The address for each of the Trust's Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**	There is no stated term of office for the Trustees.
#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Trust due to his position as a Senior Vice President of the Adviser.
++	The Adviser and ABI are affiliates of the Trust.

The management of the business and affairs of the Trust are overseen by the Board.  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Trustees", and Trustees who are "interested persons" of the Trust are referred to as "Interested Trustees".  Certain information concerning the Trust's governance structure and each Trustee is set forth below.

Experience, Skills, Attributes and Qualifications of the Trust's Trustees.  The Governance and Nominating Committee of the Trust's Board, which is composed of Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Trustees for re-election by shareholders at any annual or special meeting of shareholders.  In evaluating a candidate for nomination or election as a Trustee, the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Trust.  Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  The Board has concluded that, based on each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Trustee is qualified and should continue to serve as such.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling.  In addition, the Board has taken into account the actual service and commitment of each Trustee during his or her tenure (including the Trustee's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve.  Additional information about the specific experience, skills, attributes and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as trustee of the Trust, is provided in the table above and in the next paragraph.

Among other attributes and qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Trust's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  In addition to his or her service as a Trustee of the Trust and other AB Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committees of many of the AB Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AB funds and as Chairman of a non-AB closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement Fund), served as Chairman of the Independent Directors Committees from 2003 until early February 2014, served as Chairman of the AB Funds from 2003 through December 2013, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator, as U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), as a financial services lawyer in private practice, and as Chairman of the Governance and Nominating Committees of the AB Funds since August 2014; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AB Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, is a director of Greenbacker Renewable Energy Company LLC, and has served as a director or trustee and Chairman of the Audit Committees of the AB Funds since 2008; Mr. Turner has experience as a director (including as Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships, and has served as Chairman of the AB Funds since January 2014 and the Chairman of the Independent Directors Committees of such Funds since February 2014; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as director or trustee of various non-profit organizations and Chairman of a number of them, and served as Chairman of the Governance and Nominating Committee of the AB Funds from 2007 until August 2014.  The disclosure herein of a trustee's experience, qualifications, attributes and skills does not impose on such trustee any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such trustee as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

Board Structure and Oversight Function.  The Board is responsible for oversight of the Trust.  The Trust has engaged the Adviser to manage the Trust on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Trust's other service providers in the operations of the Trust in accordance with the Trust's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Trust's charter and bylaws.  Each Board meets in-person at regularly scheduled meetings eight times throughout the year.  In addition, the Trustees may meet in‑person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also regularly meet without the presence of any representatives of management.  As described below, the Board has established three standing committees – the Audit, Governance and Nominating, and Independent Directors Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  Each committee is composed exclusively of Independent Trustees.  The responsibilities of each committee, including its oversight responsibilities, are described further below.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

An Independent Trustee serves as Chairman of the Board.  The Chairman's duties include setting the agenda for the Board meeting in consultation with management, presiding at the Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Trustees and management.  The Trustees have determined that the Board's leadership by an Independent Trustee and its committees composed exclusively of Independent Trustees is appropriate because they believe it sets the proper tone to the relationships between the Trust, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships.  In addition, the Trust is required to have an Independent Trustee as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

Risk Oversight.  The Trust is subject to a number of risks, including investment, compliance and operational risks.  Day-to-day risk management with respect to the Trust resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser.  The Board has charged the Adviser and its affiliates with: (i) identifying events or circumstances, the occurrence of which could have demonstrable and material adverse effects on the Trust; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

Risk oversight forms part of the Board's general oversight of the Trust's investment program and operations and is addressed as part of various regular Board and committee activities.  The Trust's investment management and business affairs are carried out by or through the Adviser and other service providers.  Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Trust's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls.  Oversight of risk management is provided by the Board and the Audit Committee.  The Trustees regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), each Portfolio's Senior Officer (who is also the Portfolio's Independent Compliance Officer), each Portfolio's Chief Compliance Officer, each Portfolio's independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Portfolios and the Adviser's risk management programs.

Not all risks that may affect a Portfolio can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Portfolio or the Adviser, its affiliates or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Portfolio's goals.  As a result of the foregoing and other factors the Portfolio's ability to manage risk is subject to substantial limitations.

Board Committees. The Board has three standing committees – an Audit Committee, a Governance and Nominating Committee, and an Independent Directors Committee. The members of the Audit, Governance and Nominating, and Independent Directors Committees are identified above.

The function of the Audit Committee is to assist the Trustees in their oversight of the Portfolios' financial reporting process. The Audit Committee met three times during the Portfolios' most recently completed fiscal year.
The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Governance and Nominating Committee met three times during the Portfolios' most recently completed fiscal year.

The Board has adopted a charter for its Governance and Nominating Committee.  Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Strategies and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Trustees and reviews at least annually the performance of each Trustee, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Trustee's ability to perform his or her duties.  The Committee may consider candidates as Trustees submitted by the Portfolios' current Board members, officers, the Adviser, shareholders and other appropriate sources.
Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a Trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Portfolio not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Portfolios did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Portfolios begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Portfolio (as defined in the 1940 Act) and, if believed not to be an "interested person", information regarding the candidate that will be sufficient for the Portfolio to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Portfolio; (v) the class or series and number of all shares of the Portfolio owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Portfolio's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated person of the Shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Portfolio, the candidate's ability to qualify as an Independent Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Trustees, such as review and approval of the Advisory and Distribution Services Agreements.  The Independent Directors Committee met seven times during the Portfolios' most recently completed fiscal year.

The Trustees do not own any shares of the Portfolios, as individuals are not allowed to purchase such shares.  The aggregate dollar range of securities of funds in the AB Fund Complex owned by each Trustee is set forth below.

Name of Trustee	Aggregate Dollar Range of Equity Securities in the AB Fund Complex as of December 31, 2013
John H. Dobkin	Over $100,000
Michael J. Downey	Over $100,000
William H. Foulk, Jr.	Over $100,000
D. James Guzy	Over $100,000
Nancy P. Jacklin	Over $100,000
Robert M. Keith*	None
Garry L. Moody	Over $100,000
Marshall C. Turner, Jr.	Over $100,000
Earl D. Weiner	Over $100,000
_______________
* With respect to Mr. Keith, uninvested interests in certain deferred compensation plans, including the Partners Compensation Plan, are not included.

Officer Information

Certain information concerning the Portfolios' officers is set forth below.

Name, Address* and Age	Position(s) Held with Trust	Principal Occupation During Past Five Years

Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 69	Senior Vice President and Independent Compliance Officer
Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel, and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.
Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.
Vincent S. Noto, 50	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adiviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.
Phyllis J. Clarke, 53	Controller	Vice President of the ABIS,** with which she has been associated since prior to 2009.

Other Officers
U.S. Value
Christopher W. Marx, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Joseph G. Paul, 54	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Gregory L. Powell, 55	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Name, Address* and Age	Position(s) Held with Trust	Principal Occupation During Past Five Years

U.S. Large Cap Growth
Frank V. Caruso, 58	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Vincent C. DuPont, 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

John H. Fogarty, 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

International Value
Takeo Aso, 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Avi Lavi, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Kevin F. Simms, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

International Growth
Sergey Davalchenko, 39	Vice President
Senior Vice President of the Adviser,** with which he has been associated since January 2011. Prior thereto, he was a senior international analyst at Global Currents Investment Management, a subsidiary of Legg Mason since prior to 2009.

Laurent Saltiel, 45	Vice President
Senior Vice President of the Adviser,** with which he has been associated since June 2010.  Prior thereto, he was associated with Janus Capital as an international portfolio manager since prior to 2009.

Name, Address* and Age	Position(s) Held with Trust	Principal Occupation During Past Five Years

Short Duration Bond
Paul J. DeNoon, 52	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Jon P. Denfeld, 44	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.
Shawn E. Keegan, 43	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.
Alison M. Martier, 57	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.
Douglas J. Peebles, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Greg J. Wilensky, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Global Core Bond
Paul J. DeNoon, 52	Vice President	See above.
Scott A. DiMaggio, 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Michael L. Mon, 45	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Douglas J. Peebles, 49	Vice President	See above.
Matthew S. Sheridan, 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Name, Address* and Age	Position(s) Held with Trust	Principal Occupation During Past Five Years

Bond Inflation Protection
Rajen B. Jadav, 39	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.
Shawn E. Keegan, 43	Vice President	See above.
Greg J. Wilensky, 47	Vice President	See above.

High Yield
Gershon M. Distenfeld, 39	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Douglas J. Peebles, 49	Vice President	See above.
Ashish C. Shah, 44	Vice President
Senior Vice President of the Adviser,** since May 2010, Head of Global Credit and Chief Diversity Officer since 2014.  Prior thereto, he was a Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2009 until May 2010.

Small-Mid Cap Value
James W. MacGregor, 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Joseph G. Paul, 54	Vice President	See above.
Shri Singhvi, 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Name, Address* and Age	Position(s) Held with Trust	Principal Occupation During Past Five Years

Small-Mid Cap Growth

Bruce K. Aronow, 48	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
N. Kumar Kirpalani, 60	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Samantha S. Lau, 42	Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2009.
Wen-Tse Tseng, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Multi-Asset Real Return

Jonathan E. Ruff, 44	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Volatility Management

Daniel J. Loewy, 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.
Vadim Zlotnikov, 52	Vice President	Senior Vice President, Chief Market Strategist of the Adviser,** with which he has been associated since prior to 2009.
________________________
*	The address for each of the Trust's officers is 1345 Avenue of the Americas, New York, NY 10105.
**	The Adviser, ABI and ABIS are affiliates of the Trust.

The Trust does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust.

The aggregate compensation paid to each of the Trustees by each Portfolio for the fiscal year ended August 31, 2014, the aggregate compensation paid to each of the Trustees during calendar year 2013 by the AB Fund Complex and the total number of registered investment companies (and separate portfolios within the companies) in the AB Fund Complex with respect to which each Trustee serves as a director or trustee, are set forth below. None of the Portfolios nor any other registered investment company in the AB Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees is a director or trustee of one or more other registered investment companies in the AB Fund Complex.

Name of Trustee	Estimated Compensation From the Portfolios	Total Compensation from the AB Fund Complex, Including the Trust	Total Number of Investment Companies in the AB Fund Complex, Including the Portfolios, as to Which the Trustee is a Director or Trustee	Total Number of Investment Portfolios within the AB Fund Complex, Including the Portfolios, as to Which the Trustee is a Director or Trustee
John H. Dobkin	$6,551	$262,000	31	117
Michael J. Downey	$6,551	$262,000	31	117
William H. Foulk, Jr.	$7,958	$487,000	31	117
D. James Guzy	$6,551	$262,000	31	117
Nancy P. Jacklin	$6,551	$262,000	31	117
Robert M. Keith	$0	$0	31	117
Garry L. Moody	$7,426	$297,000	31	117
Marshall C. Turner, Jr.	$8,987	$262,000	31	117
Earl D. Weiner	$6,930	$280,000	31	117

As of December 5, 2014, the Trustees and officers of the Portfolios as a group owned less than 1% of the shares of each Portfolio.

Additional Information About the Portfolios' Portfolio Managers

Additional information regarding the investment professional(s)1 primarily responsible for the day-to-day management of each Portfolio may be found below.  For additional information about the portfolio management of each Portfolio, see "Management of the Portfolios – Portfolio Managers" in the Portfolios' prospectus.  As of August 31, 2014, none of the investment professionals identified below owned any equity securities of the Portfolios.

As of August 31, 2014, the Adviser's employees had approximately $83,706,687 invested in shares of all AB Mutual Funds (excluding AB money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

[1]	Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual Portfolio portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

U.S. Value

The management of, and investment decisions for, the Portfolio are made by the U.S. Value Senior Investment Management Team.  Christopher Marx, Joseph G. Paul and Gregory L. Powell are the most senior members of the Team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities.2  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Christopher Marx	7	$1,781,000,000	None	None
Joseph G. Paul	57	$10,946,000,000	None	None
Gregory L. Powell	27	$4,153,000,000	None	None

[2]	Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 16 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Christopher Marx	6	$167,000,000	None	None
Joseph G. Paul	205	$27,246,000,000	1	$183,000,000
Gregory L. Powell	21	$304,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Christopher Marx	23,553	$2,457,000,000	None	None
Joseph G. Paul	45,475	$26,778,000,000	5	$127,000,000
Gregory L. Powell	27,840	$8,234,000,000	1	$14,000,000

U.S. Large Cap Growth

The management of, and investment decisions for, the Portfolio are made by the U.S. Large Cap Growth Team.  Frank V. Caruso, Vincent C. DuPont and John H. Fogarty are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities.  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Frank V. Caruso	30	$7,748,000,000	None	None
Vincent C. DuPont	27	$6,972,000,000	None	None
John H. Fogarty	29	$7,073,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Frank V. Caruso	25	$680,000,000	None	None
Vincent C. DuPont	20	$258,000,000	None	None
John H. Fogarty	22	$612,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Frank V. Caruso	44,508	$15,337,000,000	2	$41,000,000
Vincent C. DuPont	26,874	$5,662,000,000	1	$14,000,000
John H. Fogarty	26,877	$5,851,000,000	1	$14,000,000

International Value

The management of, and investment decisions for, the Portfolio are made by the International Value Senior Investment Management Team.  Takeo Aso, Avi Lavi and Kevin F. Simms are the most senior members of the Team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities.3  The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance.  The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Takeo Aso	33	$4,678,000,000	None	None
Avi Lavi	32	$4,607,000,000	None	None
Kevin F. Simms	69	$16,421,000,000	None	None

[3]	Each investment vehicle or account represented in the chart, for which the investment professionals have portfolio management responsibility, is based upon one of 15 model portfolios. Each vehicle or account differs from its respective model portfolio only to a limited extent based on specific client requirements relating to tax considerations, cash flows due to the frequency and amount of investments, the client's country of residence and currency strategies related thereto, and/or client-imposed investment restrictions regarding particular types of companies or industries.

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Takeo Aso	68	$2,928,000,000	2	$382,000,000
Avi Lavi	58	$2,057,000,000	1	$94,000,000
Kevin F. Simms	240	$31,508,000,000	4	$512,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Takeo Aso	51	$10,244,000,000	2	$1,264,000,000
Avi Lavi	46	$9,518,000,000	2	$1,264,000,000
Kevin F. Simms	95	$24,552,000,000	7	$2,383,000,000

International Growth

The management of, and investment decisions for, the Portfolio are made by the International Growth Team. Sergey Davalchenko and Laurent Saltiel are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Sergey Davalchenko	58	$12,663,000,000	None	None
Laurent Saltiel	58	$13,359,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Sergey Davalchenko	207	$28,493,000,000	1	$184,000,000
Laurent Saltiel	207	$28,632,000,000	1	$198,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Sergey Davalchenko	22	$9,948,000,000	1	$37,000,000
Laurent Saltiel	22	$10,011,000,000	1	$37,000,000

Short Duration Bond

The management of, and investment decisions for, the Portfolio are made by the U.S. Multi Sector Fixed Income Team. Jon P. Denfeld, Paul J. DeNoon, Shawn E. Keegan, Alison M. Martier, Douglas J. Peebles and Greg J. Wilensky are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Paul J. DeNoon	5	$10,738,000,000	None	None
Jon P. Denfeld	37	$7,657,000,000	None	None
Shawn E. Keegan	2	$364,000,000	None	None
Alison M. Martier	37	$7,657,000,000	None	None
Douglas J. Peebles	30	$9,506,000,000	None	None
Greg J. Wilensky	37	$7,657,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Paul J. DeNoon	29	$36,231,000,000	None	None
Jon P. Denfeld	38	$845,000,000	None	None
Shawn E. Keegan	13	$17,550,000,000	None	None
Alison M. Martier	33	$228,000,000	None	None
Douglas J. Peebles	49	$6,622,000,000	None	None
Greg J. Wilensky	38	$845,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Paul J. DeNoon	27	$8,985,000,000	1	$1,123,000,000
Jon P. Denfeld	123	$11,400,000,000	1	$396,000,000
Shawn E. Keegan	130	$56,450,000,000	3	$3,358,000,000
Alison M. Martier	118	$10,332,000,000	None	None
Douglas J. Peebles	96	$40,700,000,000	9	$3,054,000,000
Greg J. Wilensky	123	$11,400,000,000	1	$396,000,000

Global Core Bond

The management of, and investment decisions for, the Portfolio are made by the Adviser's Global Fixed Income Investment Team. Paul J. DeNoon, Scott A. DiMaggio, Michael L. Mon, Douglas J. Peebles and Matthew S. Sheridan are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Paul J. DeNoon	5	$10,738,000,000	None	None
Scott A. DiMaggio	28	$8,009,000,000	None	None
Michael L. Mon	11	$3,178,000,000	None	None
Douglas J. Peebles	30	$8,474,000,000	None	None
Matthew S. Sheridan	29	$15,528,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Paul J. DeNoon	29	$36,231,000,000	None	None
Scott A. DiMaggio	43	$3,812,000,000	None	None
Michael L. Mon	51	$9,815,000,000	1	$153,000,000
Douglas J. Peebles	49	$6,622,000,000	None	None
Matthew S. Sheridan	46	$34,333,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Paul J. DeNoon	27	$8,985,000,000	1	$1,123,000,000
Scott A. DiMaggio	69	$34,740,000,000	6	$2,954,000,000
Michael L. Mon	36	$11,899,000,000	1	$1,123,000,000
Douglas J. Peebles	96	$40,700,000,000	9	$3,054,000,000
Matthew S. Sheridan	58	$32,434,000,000	6	$2,954,000,000

Bond Inflation Protection
Rajen B. Jadav, Shawn E. Keegan and Greg J. Wilensky, Director of Stable Value Investments, are the investment professionals primarily responsible for the day-to-day management of the AB Bond Inflation Protection Portfolio.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior investment professionals also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Rajen B. Jadav	32	$7,843,000,000	None	None
Shawn E. Keegan	2	$364,000,000	None	None
Greg J. Wilensky	37	$7,843,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Rajen B. Jadav	33	$228,000,000	None	None
Shawn E. Keegan	13	$17,550,000,000	None	None
Greg J. Wilensky	38	$845,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Rajen B. Jadav	118	$10,332,000,000	None	None
Shawn E. Keegan	130	$56,450,000,000	3	$3,358,000,000
Greg J. Wilensky	123	$11,400,000,000	1	$396,000,000

High-Yield

The management of, and investment decisions for, the Portfolio are made by the Global Credit Investment Team. Gershon M. Distenfeld, Douglas J. Peebles and Ashish C. Shah are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Gershon M. Distenfeld	14	$10,456,000,000	None	None
Douglas J. Peebles	30	$9,506,000,000	None	None
Ashish C. Shah	2	$364,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Gershon M. Distenfeld	34	$34,883,000,000	None	None
Douglas J. Peebles	49	$6,622,000,000	None	None
Ashish C. Shah	13	$17,550,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Gershon M. Distenfeld	8	$2,379,000,000	None	None
Douglas J. Peebles	96	$40,700,000,000	9	$3,054,000,000
Ashish C. Shah	156	$64,417,000,000	3	$3,358,000,000

Small-Mid Cap Value
The management of, and investment decisions for, the Portfolio are made by the Small-Mid Cap Value Senior Investment Management Team. James W. MacGregor, Joseph G. Paul and Shri Singhvi are the most senior members of the Team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
James W. MacGregor	25	$4,748,000,000	None	None
Joseph G. Paul	57	$11,163,000,000	None	None
Shri Singhvi	25	$4,748,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
James W. MacGregor	34	$417,000,000	None	None
Joseph G. Paul	205	$27,246,000,000	1	$183,000,000
Shri Singhvi	34	$417,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
James W. MacGregor	37	$1,430,000,000	None	None
Joseph G. Paul	45,475	$26,778,000,000	5	$127,000,000
Shri Singhvi	35	$1,279,000,000	None	None

Small-Mid Cap Growth

The management of, and investment decisions for, the Portfolio are made by the Small-Mid Cap Growth Investment Team. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the most senior members of the team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Bruce K. Aronow	32	$5,033,000,000	None	None
N. Kumar Kirpalani	31	$4,960,000,000	None	None
Samantha S. Lau	31	$4,960,000,000	None	None
Wen-Tse Tseng	31	$4,960,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Bruce K. Aronow	29	$202,000,000	None	None
N. Kumar Kirpalani	29	$202,000,000	None	None
Samantha S. Lau	29	$202,000,000	None	None
Wen-Tse Tseng	29	$202,000,000	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Bruce K. Aronow	35	$4,277,000,000	4	$659,000,000
N. Kumar Kirpalani	30	$3,890,000,000	4	$659,000,000
Samantha S. Lau	30	$3,890,000,000	4	$659,000,000
Wen-Tse Tseng	30	$3,890,000,000	4	$659,000,000

Multi-Asset Real Return

The management of, and investment decisions for, the Portfolio are made by the Real Asset Strategy Team. Jonathan E. Ruff is the most senior member of the Team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior member of the Team also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Jonathan E. Ruff	None	$319,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Jonathan E. Ruff	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Jonathan E. Ruff	None	None	None	None

Volatility Management
The management of, and investment decisions for, the Portfolio are made by the Dynamic Asset Allocation Team. Daniel J. Loewy and Vadim Zlotnikov are the most senior members of the Team.

The following tables provide information regarding registered investment companies other than the Portfolio, other pooled investment vehicles and other accounts over which the most senior members of the Team also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2014.

REGISTERED INVESTMENT COMPANIES (excluding the Portfolio)
Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-Based Fees	Total Assets of Registered Investment Companies Managed with Performance-Based Fees
Daniel J. Loewy	32	$4,114,000,000	None	None
Vadim Zlotnikov	75	$19,723,000,000	None	None

OTHER POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-Based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-Based Fees
Daniel J. Loewy	77	$20,804,000,000	None	None
Vadim Zlotnikov	245	$28,620,000,000	1	$183,000,000

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-Based Fees	Total Assets of Other Accounts Managed with Performance-Based Fees
Daniel J. Loewy	29	$10,587,000,000	None	None
Vadim Zlotnikov	69	$13,151,000,000	None	None

Investment Professional Conflict of Interest Disclosure
As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AB Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Portfolios. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Portfolios' prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Portfolios do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

The Adviser emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

EXPENSES OF THE PORTFOLIOS

Distribution Services Arrangements

The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with ABI, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge. The Distribution Agreement does not obligate the Distributor to sell a specific number of shares.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

The Distribution Agreement will continue in effect with respect to each Portfolio for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Trustees and (ii) by the vote of a majority of the entire Board, cast in person, at a meeting called for that purpose.

All material amendments to the Distribution Agreement will become effective only upon approval as provided in the preceding paragraph. The Distribution Agreement may be terminated (a) by the Portfolios without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Underwriter. To terminate the Distribution Agreement, any party must give the other parties 60 days' written notice. The Distribution Agreement will terminate automatically in the event of its assignment.

Transfer Agency Arrangements

AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

PURCHASE OF SHARES

The following information supplements that set forth in the Prospectus under the heading "Purchase and Sale of Shares – How to Buy Shares".

General

Shares of the Portfolios are sold directly through the Principal Underwriter exclusively to regulated investment companies advised by and certain other institutional clients of the Adviser. The shares are offered on a continuous basis at a price equal to their net asset value.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders

The AB Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason. Each Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Portfolio suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

The public offering price of shares of the Portfolios is their NAV. On each Portfolio business day on which a purchase or redemption order is received by a Portfolio and trading in the types of securities in which the Portfolio invests might materially affect the value of Portfolio shares, the per share NAV is computed each day the Exchange is open at the close of regular trading (ordinarily 4:00 p.m. Eastern Time, but sometimes earlier, as in the case of half-day trading or unscheduled suspensions of trading) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any day on which the Exchange is open for trading. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day.

Arrangements Permitting Frequent Purchases and Redemptions of Portfolio Shares

The AB Pooling Portfolios have no arrangements with anyone to permit frequent purchases and redemptions of Portfolio shares. As described in the Portfolios' Prospectus, the Portfolios accept only institutional clients of the Adviser as shareholders.

REDEMPTION AND REPURCHASE OF SHARES

The following information supplements that set forth in the Portfolios' Prospectus under the heading "Purchase and Sale of Shares – How to Sell Shares".

Redemption
Subject only to the limitations described below, the Portfolios will redeem shares tendered to them, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered in proper form. There is no redemption charge.

The right of redemption may not be suspended and the date of payment upon redemption may not be postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Portfolio of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Portfolio fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Portfolio.

Except as provided below, redemption proceeds will be sent by wire only. Payment of the redemption price will ordinarily be wired within one business day of the redemption request, but may take up to three business days. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Portfolio's securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

The Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions or pay spreads when subsequently disposing of those securities.

NET ASSET VALUE

The NAV of each Portfolio is computed each day the Exchange is open at the next close of regular trading (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Portfolio on each Portfolio business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Portfolio's NAV is calculated by dividing the value of that Portfolio's total assets, less its liabilities, by the total number of its shares then outstanding. A Portfolio business day is any weekday on which the Exchange is open for trading.
Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Portfolios' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio.
Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:
(a)  an equity security listed on the Exchange, or on another national or foreign exchange (other than securities listed on the Nasdaq Stock Exchange ("NASDAQ")), is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is then valued at the last-traded price;
(b)  an equity security traded on NASDAQ is valued at the NASDAQ Official Closing Price;
(c)  an OTC equity security is valued at the mid level between the current bid and asked prices. If the mid price is not available, the security will be valued at the bid price. An equity security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;
(d)  a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;
(e)  an open futures contract and any option thereon is valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

(f)  a listed right is valued at the last-traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;
(g)  a listed warrant is valued at the last-traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last-traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;
(h)  preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;
(i)  U.S. Government securities and any other debt instrument having 60 days or less remaining until maturity generally are valued at market by an independent pricing service, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology pertains to short-term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances in which amortized cost is utilized, the Valuation Committee must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. The factors the Valuation Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. The Adviser is responsible for monitoring any instances when a market price is not applied to a short term security and will report any instances to the Valuation Committee for review;
(j)  a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser reasonably believes that such prices reflect the fair market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when such prices reflect the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price or prices for a security are not available from a pricing source, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker/dealer in such security. If the Adviser receives multiple broker quotes that are deemed to be reliable, then the Adviser will utilize the second highest broker quote. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security;

(k)  bank loans are valued on the basis of bid prices provided by a pricing vendor;
(l)  bridge loans are valued at fair value, which equates to the outstanding loan amount unless it is determined by the Adviser that any particular bridge loan should be valued at something other than the outstanding loan amount. This may occur, due to, for example, a significant change in the high yield market and/or a significant change in the status of any particular issuer or issuers of bridge loans;
(m)  whole loans: residential and commercial mortgage whose loans and whole loan pools are market priced by an approved vendor;
(n)  forward and spot currency pricing is provided by an independent pricing vendor. The rate provided by the approved vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., NDF) rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;
(o)  OTC derivatives pricing: various independent pricing vendors are used to obtain derivatives values or obtain information used to derive a price for each investment. This information is placed into various pricing models that can be sourced by the Adviser or from approved vendors (depending on the type of derivative) to derive a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;
(p)  mutual funds and other pooled vehicles: the Adviser receives pricing information for mutual funds and other pooled vehicles from various sources (including AllianceBernstein Global Fund Administrator and the external custodian banks). Open-end mutual funds are valued at the closing NAV per share and closed-end funds and ETFs are valued at the closing market price per share;
(q)  repurchase agreements and reverse repurchase agreements: repurchase agreements and reverse repurchase agreements will be valued based on their original cost plus accrued interest;
(r)  hedge funds: hedge funds will be priced at the most recent available closing NAV per share;
(s)  equity-linked notes: prices are sourced at the end of the pricing day from approved vendors. The vendor methodology is to source the relevant underlying non-U.S. dollar exchange closing prices and convert them to U.S. dollars;
(t)  credit-linked notes: prices are sourced on the reference bond consistent with fixed-income security methodology as noted above, which are passed through as the price on the credit-linked note. Alternatively, broker marks are obtained.

Each Portfolio values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.
Each Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Portfolio ordinarily values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Portfolio may frequently value many of its foreign equity securities, using fair value prices based on third party vendor modeling tools to the extent available.
Subject to its oversight, the Board has delegated responsibility for valuing each Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Portfolio's assets on behalf of that Portfolio. The Valuation Committee values each Portfolio's assets as described above.
The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings; (2) an emergency exists as a result of which it is not reasonably practicable for that Portfolio to dispose of securities owned by it or to determine fairly the value of its net assets; or (3) for the protection of shareholders, if the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.
For purposes of determining a Portfolio's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The following discussion addresses certain U.S. federal income tax issues concerning the Portfolios and the purchase, ownership, and disposition of Portfolio shares. This discussion does not purport to be complete or to address all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). The following discussion also provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative rulings, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Portfolio shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

U.S. Federal Income Taxation of Dividends and Distributions

Taxation of Each Portfolio. Each Portfolio is treated as a separate taxable entity for U.S. federal income tax purposes. Each Portfolio intends to qualify for tax treatment as a "regulated investment company" under Subchapter M of the Code for each taxable year.

If a Portfolio qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to federal income tax on the part of its income distributed in a timely manner to shareholders in the form of dividends (including capital gain dividends). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Portfolio must, among other things:

(a)  derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;

(b)  distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c)  diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year: (i) at least 50% of the market value of the Portfolio's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Portfolio's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio's total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Portfolio's investments in loan participations, the Portfolio shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If it were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, each Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to U.S. shareholders as ordinary income. (Some portions of such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of U.S. shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate U.S. shareholders.) In addition, each Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
In addition, if a Portfolio fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 (or later if the Portfolio is permitted so to elect and so elects), plus any retained amount from the prior year, the Portfolio will be subject to a 4% excise tax on the underdistributed amounts. For these purposes, a strategy will be treated as having distributed any amount for which it is subject to income tax. A dividend paid to shareholders by a Portfolio in January of a year generally is deemed to have been paid by the Portfolio on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Portfolios intend generally to make distributions sufficient to avoid imposition of the 4% excise tax.

The following discussion relates to certain significant U.S. federal income tax consequences to Multi-Asset Real Return with respect to the determination of its "investment company taxable income" each year. This discussion assumes that Multi-Asset Real Return will be taxed as a regulated investment company for each of its taxable years.

Investments in the Wholly-Owned Subsidiary. As described in the Prospectus, Multi-Asset Real Return may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-1 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, Multi-Asset Real Return's ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.

A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-1 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Code. The IRS has also issued several private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked swaps is qualifying income, in certain circumstances. Based on the reasoning in such rulings, the Portfolio intends to seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivative instruments and through investments in its Subsidiary (as discussed below). The Portfolio has received an opinion of counsel that such income should constitute qualifying income for purposes of Subchapter M. The IRS has issued numerous private letter rulings to other regulated investment companies holding that income derived from an investment in the subsidiary that invests in commodity-linked derivatives constitutes qualifying income for purposes of Subchapter M. These rulings can only be relied upon by the taxpayer to whom they were issued and therefore the Portfolio cannot rely upon them. In August 2011, the IRS suspended the issuance of private letter rulings in this area while it considers certain issues raised by the private letter rulings. Until such time as the IRS issues a ruling to the Portfolio, the Portfolio will rely on its opinion of counsel. If the IRS were to change the position expressed in the earlier private letter rulings, then the Portfolio may be required to change its investment strategy in order to continue to qualify as a regulated investment company.

As discussed in "Information about the Portfolios and Their Investments – Investments in the Wholly-Owned Subsidiary", Multi-Asset Real Return intends to invest a portion of its assets in the Subsidiary, which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will be classified as "subpart F income" and also be qualifying income.

The Subsidiary will be treated as a controlled foreign corporation ("CFC"). Multi-Asset Real Return will be treated as a "United States shareholder" of the Subsidiary. As a result, Multi-Asset Real Return will be required to include in gross income for U.S. federal income tax purposes all of the Subsidiary's "subpart F income", whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be "subpart F income". Multi-Asset Real Return's recognition of the Subsidiary's "subpart F income" will increase Multi-Asset Real Return's tax basis in the Subsidiary. Distributions by the Subsidiary to Multi-Asset Real Return will be tax-free, to the extent of its previously undistributed "subpart F income", and will correspondingly reduce Multi-Asset Real Return's tax basis in the Subsidiary. "Subpart F income" is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by Multi-Asset Real Return.

Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the United States and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

Based, in part, on Revenue Ruling 2006-31, IRS guidance and advice of counsel, Multi-Asset Real Return will seek to gain exposure to the commodity markets primarily through investments in commodity-linked derivatives and through investments in the Subsidiary. The use of commodity-linked derivative instruments involves specific risks. The Prospectuses, under the heading "Additional Information about the Portfolios' Risks and Investments – Derivatives" provide further information regarding commodity-linked derivative instruments, including the risks associated with these instruments.

Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by Multi-Asset Real Return at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by Multi-Asset Real Return on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by Multi-Asset Real Return on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of Multi-Asset Real Return's net investment income available to be distributed to shareholders as ordinary income, as described above. Multi-Asset Real Return can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

Gain or loss realized by Multi-Asset Real Return on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of Multi-Asset Real Return's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by Multi-Asset Real Return upon termination of an option written by Multi-Asset Real Return) from the amount received, if any, for or with respect to the option (including any amount received by Multi-Asset Real Return upon termination of an option held by Multi-Asset Real Return). In general, if Multi-Asset Real Return exercises such an option on a foreign currency, or if such an option that Multi-Asset Real Return has written is exercised, gain or loss on the option will be recognized in the same manner as if Multi-Asset Real Return had sold the option (or paid another person to assume Multi-Asset Real Return's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

Stripped-Mortgage Related Securities. Certain classes of SMRS which are issued at a discount, the payments of which are subject to acceleration by reason of prepayments of the underlying mortgage assets securing such classes, are subject to special rules for determining the portion of the discount at which the class was issued which must be accrued as income each year. Under Code section 1272(a)(6), a principal-only class or a class which receives a portion of the interest and a portion of the principal from the underlying mortgage assets is subject to rules which require accrual of interest to be calculated and included in the income of a holder (such as Multi-Asset Real Return) based on the increase in the present value of the payments remaining on the class, taking into account payments includable in the class's stated redemption price at maturity which are received during the accrual period. For this purpose, the present value calculation is made at the beginning of each accrual period (i) using the yield to maturity determined for the class at the time of its issuance (determined on the basis of compounding at the close of each accrual period and properly adjusted for the length of the accrual period), calculated on the assumption that certain prepayments will occur, and (ii) taking into account any prepayments that have occurred before the close of the accrual period. Since interest included in Multi-Asset Real Return's income as a result of these rules will have been accrued and not actually paid, Multi-Asset Real Return may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest it actually received, with possible results as described above.

Tax Straddles. Any option, futures contract or other position entered into or held by Multi-Asset Real Return in conjunction with any other position held by Multi-Asset Real Return may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, of the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of Multi-Asset Real Return's gains and losses with respect to straddle positions by requiring, among other things, that: (i) loss realized on disposition of one position of a straddle not be recognized to the extent that Multi-Asset Real Return has unrealized gains with respect to the other position in such straddle; (ii) Multi-Asset Real Return's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to Multi-Asset Real Return which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by Multi-Asset Real Return, all of the offsetting positions of which consist of section 1256 contracts.

Currency Fluctuations — Section 988 Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time Multi-Asset Real Return accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time Multi-Asset Real Return actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of Multi-Asset Real Return's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of Multi-Asset Real Return's net capital gain. Because section 988 losses reduce the amount of ordinary dividends Multi-Asset Real Return will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Multi-Asset Real Return shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Portfolio Distributions. Generally, a regulated investment company qualifying under Subchapter M of the Code that invests in a Portfolio (a "RIC Shareholder") will be treated in the same manner as Portfolio shareholders who are natural persons would be, and, as such, the RIC Shareholder will have ordinary income from the receipt of dividends from the underlying Portfolios' investment income and short-term gains and capital gain income from the receipt of capital gain dividends from the underlying Portfolios. As for most other types of shareholders of an underlying Portfolio, a RIC Shareholder will not be able to use losses realized within one underlying Portfolio against gains or income realized within another underlying Portfolio. This could cause the RIC Shareholder to receive, and in turn be required to make, higher current distributions, and such distributions may consist to a greater degree of ordinary income than they would have had if the RIC Shareholder had held directly the assets of the underlying Portfolios. The RIC Shareholder will, however, be able to net gains or losses from the redemptions of shares in multiple underlying funds against each other.

Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a RIC Shareholder has owned his or her shares in the Portfolio. Distributions of net capital gains from the sale of investments that the Portfolio owned for more than one year and that are properly designated by the Portfolio as capital gain dividends ("Capital Gain Dividends") will be taxable to RIC Shareholders as long-term capital gains. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of gains from the sale of investments that the Portfolio owned for one year or less will be taxable to RIC Shareholders as ordinary income.

Qualified Dividend Income. "Qualified dividend income" received by an individual, trust or estate will be taxed at the rates applicable to long-term capital gains. If a RIC Shareholder receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying Portfolio designates such dividends as "qualified dividend income" then the RIC Shareholder will receive "qualified dividend income" and is permitted in turn to designate a portion of its distributions as "qualified dividend income" as well, provided the RIC Shareholder meets holding period and other requirements with respect to shares of the underlying Portfolio. A dividend will not be treated as qualified dividend income (at any level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company for the taxable year in which the dividend is paid or the immediately preceding taxable year.

If the qualified dividends received by a RIC Shareholder during any taxable year are 95% or more of its gross income, then 100% of the RIC Shareholder's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Although each Portfolio may distribute amounts designated as qualified dividend income if certain conditions (described below) are satisfied, those Portfolios emphasizing equity investments – for example, U.S. Large Cap Growth and Small-Mid Cap Value – are generally likely to be able to distribute larger proportionate amounts designated as qualified dividend income. However, the equity component of each Portfolio's portfolio is normally diversified among a broad range of stocks paying dividends at different rates or perhaps even not at all. As a result, it is not possible to predict what portions of distributions made by any of the Portfolios are likely to be designated as qualified dividend income.

Any dividend or distribution received by a U.S. shareholder on shares of one of the Portfolios (even if received shortly after the purchase of such shares by such shareholder) will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

Dividends Received Deduction. U.S. corporate shareholders of RIC Shareholders, if any, may be able to take a dividends-received deduction with respect to the portion of any Portfolio distribution representing certain dividends received by the Portfolio from domestic corporations during the taxable year. The ability to take a dividends-received deduction is subject to particular requirements and limitations in the Code.

Return of Capital Distributions. If a Portfolio makes a distribution in excess of its current and accumulated "earning and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a U.S. shareholder's tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a U.S. shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares.

Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular U.S. shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed, even when a Portfolio's net asset value also reflects unrealized losses.

Redemptions and Sales of Shares. Redemptions and sales of shares in any of the Portfolios are generally taxable transactions for U.S. federal income tax purposes, generally giving rise to gain or loss recognition by U.S. shareholders at rates applicable to long-term or short-term capital gains depending on whether the shares were held for more than one year or for one year or less, respectively. However, if a U.S. shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for U.S. federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Portfolio shares will be disallowed if other shares of the same Portfolio are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Redemptions and Sales of Shares by RIC Shareholders. Depending on a RIC Shareholder's percentage ownership in an underlying Portfolio both before and after a redemption of underlying fund shares, there is a remote risk that the RIC Shareholder's redemption of shares of such underlying Portfolio may cause the RIC Shareholder to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Portfolio. This would be the case where the RIC Shareholder holds a significant interest in an underlying Portfolio and redeems only a small portion of such interest.

Options, Futures, Forward Contracts, and Swap Agreements. Each Portfolio may enter hedging transactions and other transactions in options, futures contracts, forward contracts, swap agreements, straddles, foreign currencies, and other instruments, all of which are subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Portfolio, defer losses to the Portfolio, cause adjustments in the holding periods of the Portfolio's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders. Each Portfolio will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Portfolio.

Certain of each Portfolio's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If a Portfolio's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Portfolio's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If its book income is less than the sum of its taxable income and net tax-exempt income (if any), a Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Securities Issued or Purchased At a Discount. An investment made in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Portfolio making the investment to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold.

Foreign Currency-Denominated Securities and Related Hedging Transactions. Each Portfolio may enter transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts, and forward contracts (and other similar instruments), which may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

With respect to each of the Portfolios, investments in foreign securities may be subject to foreign withholding taxes, effectively decreasing the yield on those securities, and may increase or accelerate the Portfolio's recognition of ordinary income and affect the timing or amount of the Portfolio's distributions. None of the Portfolios expects that U.S. shareholders will be able to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

Passive Foreign Investment Companies. Equity investments by a Portfolio in certain "passive foreign investment companies" ("PFICs") could potentially subject that Portfolio to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to RIC Shareholders. However, a Portfolio may elect to avoid the imposition of that tax. For example, the Portfolio may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Portfolio will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Portfolio also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Portfolio's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Portfolio to avoid taxation. Making either of these elections therefore may require the Portfolio to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Portfolio's total return. As mentioned above, dividends paid by PFICs will not be eligible to be treated as qualified dividend income.

Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, for taxable years of a regulated investment company ending on or before December 31, 2014, a regulated investment company will not be required to withhold any amounts (i) with respect to distributions from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Portfolio and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the regulated investment company. The Portfolios currently do not anticipate that any of their shareholders will be foreign persons, but recognize that RIC Shareholders may have foreign shareholders. Interest-related and short-term capital gain distributions received by a RIC Shareholder will retain their character as excluded from withholding when paid by the RIC Shareholder to its foreign shareholders, if any.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Portfolio or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute a U.S. real property interest or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs by a real estate investment trust.

Backup Withholding. Each Portfolio generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Portfolio with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Portfolio that he or she is a U.S. person and is not subject to such withholding. The backup withholding tax rate is currently 28%.

PORTFOLIO TRANSACTIONS

Under the general supervision of the Trustees, the Adviser makes each Portfolio's investment decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as "best execution"). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. Neither the Portfolios nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Portfolios, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Portfolios. While it is impossible to place an actual dollar value on such investment information, the Adviser believes that its receipt probably does not reduce the overall expenses of the Adviser to any material extent.

The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934, as amended, and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Portfolios effect securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the fee charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such fee is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

The Portfolios may deal in some instances in securities that are not listed on a national securities exchange but are traded in the OTC market. They may also purchase listed securities through the third market. Where transactions are executed in the OTC market or third market, the Portfolios will seek to deal with the primary market makers; but when necessary in order to obtain best execution, they will utilize the services of others.

The Portfolios' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign OTC markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. OTC transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

The extent to which commissions that will be charged by broker-dealers selected by the Portfolios may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Portfolios place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Portfolios; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Portfolios. In connection with seeking best price and execution, the Portfolios do not consider sales of shares of the Portfolios or other investment companies managed by the Adviser as a factor in the selection of broker-dealers to effect portfolio transactions.

The amount of aggregate brokerage commissions paid by the Portfolios during the three most recent fiscal years, the related commissions allocated to persons or firms because of research services provided to the Portfolio or the Adviser and the aggregate amount of transactions allocated to persons or firms because of research services provided to the Portfolio or the Adviser during the three most recent fiscal years (or since inception) are as follows:

Fiscal Year Ended August 31	Portfolio	Amount of Aggregate Brokerage Commissions	Aggregate Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Portfolio or the Adviser	Aggregate Brokerage Commissions Allocated to Persons or Firms Because of Research Services to the Portfolio or the Adviser

2014 2013 2012	U.S. Value	$ 804,948 1,488,469 1,771,167	$753,654,637	$685,481

2014 2013 2012	U.S. Large Cap Growth	$ 508,055 749,118 1,738,835	$1,123,144,579	$469,237

2014 2013 2012	International Value	$1,076,257 1,518,034 1,385,361	$737,071,093	$864,156

2014 2013 2012	International Growth	$1,108,243 1,495,490 2,189,929	$775,473,907	$921,619

Fiscal Year Ended August 31	Portfolio	Amount of Aggregate Brokerage Commissions	Aggregate Brokerage Transactions Allocated to Persons or Firms Because of Research Services to the Portfolio or the Adviser	Aggregate Brokerage Commissions Allocated to Persons or Firms Because of Research Services to the Portfolio or the Adviser

2014 2013 2012	Short Duration Bond	$29,812 31,151 30,425	$0	$0

2014 2013 2012	Global Core Bond	$11,039 5,263 4,693	$0	$0

2014 2013 2012	Bond Inflation Protection	$20,386 14,557 12,468	$0	$0

2014 2013 2012	High Yield	$77,930 134,541 39,266	$11,003,186	$15,739

2014 2013 2012	Small-Mid Cap Value	$464,201 558,856 724,075	$334,719,953	$417,605

2014 2013 2012	Small-Mid Cap Growth	$296,392 504,552 650,504	$363,408,377	$269,573

2014 2013 2012	Multi-Asset Real Return	$ 780,544 1,077,877 941,117	$290,932,858	$381,070

2014 2013 2012	Volatility Management	$369,315 18,281 504,802	$81,918,308	$30,566

The Portfolios may, from time to time, place orders for the purchase or sale of securities (including listed call options) with SCB & Co., and SCB Limited (a United Kingdom broker-dealer), affiliates of the Adviser (the "Affiliated Brokers"). In such instances, the placement of orders with the Affiliated Brokers would be consistent with the Portfolios' objective of obtaining best execution and would not be dependent upon the fact that the Affiliated Brokers are affiliates of the Adviser. With respect to orders placed with the Affiliated Brokers for execution on a securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Trust), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The aggregate amount of brokerage commissions paid to the Affiliated Brokers during the three most recent fiscal years, and during the most recent fiscal year, the Affiliated Brokers' percentage of aggregate brokerage commissions and the aggregate dollar amount of brokerage transactions, respectively, are as follows:

Portfolio	Period Ended August 31	Aggregate Amount of Brokerage Commissions	% of Portfolio's Aggregate Brokerage Commissions	% of Portfolio's Aggregate Dollar Amount of Brokerage Transactions
U.S. Large Cap Growth	2014 2013	$0 54	0%	0%
International Value	2014 2013 2012	$180 3,077 5,858	0.02%	0.05%
International Growth	2014 2013 2012	$0 5,640 1,476	0%	0%
Small-Mid Cap Growth	2014 2013 2012	$300 339 90	0.10%	0%
Multi-Asset Real Return	2014 2013 2012	$2,421 1,157 7,285	0.31%	0%

Disclosure of Portfolio Holdings

The Portfolios believe that the ideas of the Adviser's investment staff should benefit the Portfolios and their shareholders, and do not want to afford speculators an opportunity to profit by anticipating Portfolio trading strategies or using Portfolio information for stock picking. However, the Portfolios also believe that knowledge of the Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions and evaluating portfolio management techniques.

The Adviser has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of the Portfolios' portfolio securities. The policies and procedures relating to disclosure of the Portfolios' portfolio securities are designed to allow disclosure of portfolio holdings information when necessary to the Portfolios' operations or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios and their shareholders) are met, the Portfolios do not provide or permit others to provide information about the Portfolios' portfolio holdings on a selective basis.

The Portfolios include portfolio holdings information as required in regulatory filings and shareholder reports, disclose portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.ABglobal.com). The Adviser posts on the website a complete schedule of the Portfolios' portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the applicable Portfolio, the market value of the applicable Portfolio's holdings and the percentage of the applicable Portfolio's assets represented by the applicable Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities a Portfolio holds, a summary of a Portfolio's top ten holdings (including name and the percentage of the Portfolio's assets invested in each holding) and a percentage breakdown of the Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, emailed or otherwise transmitted to any person.

The Adviser may distribute or authorize the distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Portfolios. In addition, the Adviser may distribute or authorize distribution of information about the Portfolios' portfolio holdings that is not publicly available, on the website or otherwise, to the Portfolios' service providers who require access to the information in order to fulfill their contractual duties relating to the Portfolios, to facilitate the review of the Portfolios by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders. The Adviser does not expect to disclose information about the Portfolios' portfolio holdings that is not publicly available to the Portfolios' individual or institutional investors or to intermediaries that distribute the Portfolios' shares. Information may be disclosed with any frequency and any lag, as appropriate.

Before any non-public disclosure of information about the Portfolios' portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer must determine that a Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Portfolio's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

The Adviser has established procedures to ensure that the Portfolios' portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of a Portfolio and is in the best interest of the Portfolio's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to a Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Portfolios' Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

In accordance with these procedures, each of the following third parties has been approved to receive information concerning the Portfolios' portfolio holdings: (i) the Portfolios' independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Portfolio regulatory filings; (iii) the Portfolios' custodian in connection with its custody of the Portfolios' assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Portfolios' portfolio holdings information unless specifically authorized.

GENERAL INFORMATION

Description of the Trust

The Trust is organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated November 11, 2004, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having twelve separate portfolios, each of which is represented by a separate series of shares.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of each Portfolio do not have any preemptive rights. Upon termination of any Portfolio, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Portfolio are entitled to share pro rata in the net assets of that Portfolio then available for distribution to such shareholders. The Trust or any Portfolio may be terminated at any time by vote of at least a majority of the outstanding shares of each Portfolio affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Trustees.

The By-Laws of the Trust provide that the shareholders of any particular series or class shall not be entitled to vote on any matters as to which such series or class is not affected. Except with respect to matters as to which the Trustees have determined that only the interests of one or more particular series or classes are affected or as required by law, all of the shares of each series or class shall, on matters as to which such series or class is entitled to vote, vote with other series or classes so entitled as a single class. Notwithstanding the foregoing, with respect to matters which would otherwise be voted on by two or more series or classes as a single class, the Trustees may, in their sole discretion, submit such matters to the shareholders of any or all such series or classes separately. Rule 18f-2 under the 1940 Act provides in effect that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series.

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio of which he or she was a shareholder would be unable to meet its obligations.

Beneficial Ownership

To the knowledge of each Portfolio, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Portfolio as of December 5, 2014:

U.S. VALUE
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: US Value 1345 Avenue of the Americas New York, NY 10105-0302	8,974,804	23.54%

Wealth Appreciation AB Pooling Portfolio: US Value 1345 Avenue of the Americas New York, NY 10105-0302	17,256,254	45.26%

U.S. LARGE CAP GROWTH
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: US Large Cap Growth 1345 Avenue of the Americas New York, NY 10105-0302	6,911,114	23.55%

Wealth Appreciation AB Pooling Portfolio: US Large Cap Growth 1345 Avenue of the Americas New York, NY 10105-0302	13,288,306	45.28%

INTERNATIONAL VALUE
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: International Value 1345 Avenue of the Americas New York, NY 10105-0302	11,993,531	22.18%

Wealth Appreciation AB Pooling Portfolio: International Value 1345 Avenue of the Americas New York, NY 10105-0302	24,940,658	46.12%

INTERNATIONAL GROWTH
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: International Growth 1345 Avenue of the Americas New York, NY 10105-0302	10,513,687	22.14%

Wealth Appreciation AB Pooling Portfolio: International Growth 1345 Avenue of the Americas New York, NY 10105-0302	21,809,926	45.93%

SHORT DURATION BOND
Name and Address	Number of Shares	% of Shares

CollegeBoundfund CBF-Balanced Portfolio AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	6,915,475	6.89%

CollegeBoundfund Age Based Aggressive (1996-1998) AB Pooling Portfolio: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	8,216,629	8.18%

CollegeBoundfund Age Based Aggressive (1999-2001) AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	9,234,551	9.19%

CollegeBoundfund Age Based Portfolio (1993-1995) AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	6,820,711	6.79%

CollegeBoundfund Age Based Portfolio (1996-1998) AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	14,245,217	14.18%

CollegeBoundfund Age Based Portfolio (1999-2001) AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	16,504,933	16.43%

CollegeBoundfund Age Based Portfolio (2002-2004) AB Pooling: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	7,671,698	7.64%

Wealth Preservation AB Pooling Portfolio: Short Duration Bond 1345 Avenue of the Americas New York, NY 10105-0302	10,551,354	10.51%

GLOBAL CORE BOND
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	22,373,430	23.44%

CollegeBoundfund Age Based Aggressive (1996-1998) AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	5,641,107	5.91%

CollegeBoundfund Age Based Aggressive (1999-2001) AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	5,689,322	5.96%

CollegeBoundfund Age Based Portfolio (1996-1998) AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	9,126,352	9.56%

CollegeBoundfund Age Based Portfolio (1999-2001) AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	7,858,981	8.23%

Wealth Preservation AB Pooling: Global Core Bond 1345 Avenue of the Americas New York, NY 10105-0302	8,231,318	8.62%

BOND INFLATION PROTECTION
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	9,543,818	12.63%

CollegeBoundfund CBF-Balanced Portfolio AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	4,325,729	5.72%

CollegeBoundfund Age Based Aggressive (1996-1998) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	5,873,122	7.77%

CollegeBoundfund Age Based Aggressive (1999-2001) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	5,890,504	7.80%

CollegeBoundfund Age Based Portfolio (1993-1995) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	4,589,203	6.07%

CollegeBoundfund Age Based Portfolio (1996-1998) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	9,522,906	12.60%

CollegeBoundfund Age Based Portfolio (1999-2001) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	8,102,739	10.72%

CollegeBoundfund Age Based Portfolio (2002-2004) AB Pooling: Bond Inflation Protection 1345 Avenue of the Americas New York, NY 10105-0302	4,507,834	5.97%

HIGH-YIELD
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	7,916,238	23.66%

CollegeBoundfund CBF-Balanced Portfolio AB Pooling: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	2,092,664	6.25%

CollegeBoundfund Age Based Aggressive (1996-1998) AB Pooling: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	1,735,818	5.19%

CollegeBoundfund Age Based Aggressive (1999-2001) AB Pooling: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	2,686,601	8.03%

CollegeBoundfund Age Based Portfolio (1999-2001) AB Pooling: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	3,520,413	10.52%

CollegeBoundfund Age Based Portfolio (2002-2004) AB Pooling: High-Yield 1345 Avenue of the Americas New York, NY 10105-0302	2,246,115	6.71%

	SMALL-MID CAP VALUE
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: Small-Mid Cap Value 1345 Avenue of the Americas New York, NY 10105-0302	2,092,948	9.34%

CollegeBoundfund CBF-Appreciation Portfolio AB Pooling: Small-Mid Cap Value 1345 Avenue of the Americas New York, NY 10105-0302	4,999,627	22.31%

Wealth Appreciation AB Pooling Portfolio: Small-Mid Cap Value 1345 Avenue of the Americas New York, NY 10105-0302	5,554,055	24.79%

SMALL-MID CAP GROWTH
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: Small-Mid Cap Growth 1345 Avenue of the Americas New York, NY 10105-0302	2,352,979	9.34%

CollegeBoundfund CBF-Appreciation Portfolio AB Pooling Portfolio: Small-Mid Cap Growth 1345 Avenue of the Americas New York, NY 10105-0302	5,661,313	22.46%

Wealth Appreciation AB Pooling Portfolio: Small-Mid Cap Growth 1345 Avenue of the Americas New York, NY 10105-0302	6,211,440	24.65%

MULTI-ASSET REAL RETURN
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling: Multi-Asset Real Return 1345 Avenue of the Americas New York, NY 10105-0302	6,639,558	5.94%

CollegeBoundfund CBF-Appreciation Portfolio AB Pooling: Multi-Asset Real Return 1345 Avenue of the Americas New York, NY 10105-0302	12,002,121	10.73%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue 17th Floor White Plains, NY 10601-1785	29,701,263	26.55%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue 17th Floor White Plains, NY 10601-1785	15,127,879	13.52%

Wealth Appreciation AB Pooling Portfolio: Multi-Asset Real Return 1345 Avenue of the Americas New York, NY 10105-0302	12,298,358	10.99%

	VOLATILITY MANAGEMENT
Name and Address	Number of Shares	% of Shares

Balanced Wealth AB Pooling Portfolio: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	16,816,316	14.46%

CollegeBoundfund CBF-Balanced Portfolio AB Pooling: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	7,087,228	6.09%

CollegeBoundfund Age Based Portfolio (1996-1998) AB Pooling: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	7,510,626	6.46%

CollegeBoundfund Age Based Portfolio (1999-2001) AB Pooling: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	9,154,358	7.87%

CollegeBoundfund Age Based Portfolio (2002-2004) AB Pooling: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	6,679,060	5.74%

Sanford Bernstein & Co. LLC 1 N. Lexington Avenue 17th Floor White Plains, NY 10601-1785	8,902,634	7.65%

Wealth Appreciation AB Pooling Portfolio: Volatility Management 1345 Avenue of the Americas New York, NY 10105-0302	17,172,892	14.77%

Custodian and Accounting Agent

State Street Bank and Trust Company ("State Street"), State Street Corporation CCB/5, 1 Iron Street, Boston, MA 02210 acts as the Trust's custodian, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Portfolios' Trustees, State Street may enter into subcustodial agreements for the holding of the Portfolios' securities outside of the United States.

Principal Underwriter

ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, NY 10105, is the principal underwriter of shares of the Portfolios, and as such may solicit orders from the public to purchase shares of the Portfolios. Under the Distribution Agreement, the Portfolios have agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

Legal matters in connection with the issuance of the shares of the Portfolios offered hereby are passed upon by Seward & Kissel LLP, 901 K Street NW, Suite 800, Washington, DC 20001.

Independent Registered Public Accounting Firm

Ernst & Young LLP, 5 Times Square, New York, NY 10036, has been appointed as the independent registered public accounting firm for the Portfolios.

Codes of Ethics and Proxy Voting Policies and Procedures

The Portfolios, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios. The Portfolios have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

Information regarding how each Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Adviser's website at www.ABglobal.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information

Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all of the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

FINANCIAL STATEMENTS AND REPORT OF
 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Trust for the fiscal year ended August 31, 2014 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Trust's annual report.  The annual report was filed on Form N-CSR with the SEC on November 6, 2014.  This report is available without charge upon request by calling ABIS at (800)-227-4618.

APPENDIX A

DESCRIPTION OF CORPORATE BOND RATINGS

Description of the bond ratings of Moody’s Investors Service, Inc. are as follows:

Aaa-- Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat greater than the Aaa securities.

A-- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa-- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba-- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
A-1

Ca-- Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C-- Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

Descriptions of the bond ratings of Standard & Poor’s are as follows:

AAA-- Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA-- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A-- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB-- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

BB, B, CCC, CC, or C -- Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are often outweighed by large uncertainties or major risk exposures to adverse debt conditions.

C1-- The rating C1 is reserved for income bonds on which no interest is being paid.

D-- Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AAA to CC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B

STATEMENT OF POLICIES AND PROCEDURES FOR
PROXY VOTING

1.    Introduction
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients' best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.
We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company's environmental, social and governance ("ESG") practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment ("RI Policy").
This Proxy Voting Policy ("Proxy Voting Policy" or "Policy"), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AllianceBernstein's investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting ("Proxy Managers"), in order to ensure that our proxy voting policies and procedures are implemented consistently.
We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.
2.    Research Underpins Decision Making
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.
Research Services
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services ("ISS"). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.
Engagement
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, the Proxy Manager may engage with company management, company directors, interest groups, shareholder activists, other shareholders and research providers.
3.    Proxy Voting Guidelines
Our proxy voting guidelines are principles-based rather than rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.
With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our "principles-based" approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. Proposals not specifically addressed by these guidelines, whether submitted by management or shareholders, will be evaluated on a case-by-case basis, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients' best interests.

3.1 Board and Director Proposals
1.	Changes in Board Structure and Amending the Articles of Incorporation	For

Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device, we generally vote against.
Other changes in a company's charter, articles of incorporation or by-laws are usually technical or administrative in nature. Absent a compelling reason to the contrary, we will support such proposals. However, we may oppose proposals that would permit management to establish the size of the board outside a specified range without shareholder approval.

2.	Classified Boards	Against

A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

3.	Director Liability and Indemnification	Case-by-case

Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.
We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

4.	Disclose CEO Succession Plan (SHP)	For

Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

5.	Election of Directors	For

We generally vote in favor of the management-proposed slate of directors. However, we may not do so if we determine that there are compelling reasons to oppose directors (see below) or there is a proxy contest for seats on the board.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal). In addition, we oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. Also, we may consider the number of boards on which a director sits and/or their length of service on a particular board. Finally, we may abstain or vote against (depending on a company's history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.
We believe companies should have a majority of independent directors and independent key committees. However, we will consider local market regulation as part of our decision. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company's shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We generally vote against directors who, during the previous fiscal year, failed to act on a majority supported shareholder proposal or engaged in what we believe to be a poor governance practice. We may also consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.
We may vote against directors for poor compensation practices. In our view, poor compensation practices include, for example, permitting option re-pricing without prior shareholder approval, providing continuous perquisites to an executive officer and his or her dependents after the officer is no longer employed by the company, adjusting performance-based diminished payouts with supplemental cash payments, eliminating performance goals for executive officers and crediting additional years of service to current executives for the purpose of enhancing the executive's pension benefit. However, because we do not believe that permitting executive officers to receive dividends on unearned performance shares is a poor compensation practice, we will not oppose directors who permit this practice.
We consider the election of directors who are "bundled" on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group's qualifications.

a.	Controlled Company Exemption	Case-by-case
Companies where more than 50% of the voting power is held by an individual, group or another company, need not comply with the requirement to have a majority of independent directors and independent key committees. Conversely, we will vote against directors for failure to adhere to such independence standards where shareholders with a majority voting interest have a minority economic interest.
Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company's directors simply because the board does not include a majority of independent members. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.
b.	Voting for Director Nominees in a Contested Election	Case-by-case
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

6.	Establish Additional Board Committees (SHP)	Case-by-case

We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues.

7.	Independent Lead Director (SHP)	For

We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of an independent lead director as a good example of the sufficient counter-balancing governance. If a company has an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO.

8.	Limit Term of Directorship; Establish Mandatory Retirement Age (SHP)	Case-by-case

These proposals seek to limit the term during which a director may serve on a board to a set number of years and/or establish an age at which a director is no longer eligible to serve on the board. Proponents believe term limits and forced retirement help ensure that new ideas are introduced to the company. Opponents argue that director turnover decreases board stability.

Taking into consideration local market practice, we generally believe that a director's qualifications, not length of service, should be the primary factor considered. Accordingly, we generally oppose proposals that seek to either limit the term during which a director may serve on a company's board or force a director's retirement at a certain age.

9.	Majority of Independent[1] Directors (SHP)	For

Each company's board of directors has a duty to act in the best interest of the company's shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board. While we are aware of the listing requirements of the NYSE and NASDAQ (which require companies to have a majority of independent directors on their board), we will support such proposals regardless of where the company is listed.

10.	Majority of Independent Directors on Key Committees (SHP)	For

In order to ensure that those who evaluate management's performance, recruit directors and set management's compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors. While we are aware of the listing requirements of the NYSE and NASDAQ (that generally require fully independent nominating and compensation committees), we will support such proposals regardless of where the company is listed. However, in order to allow companies an opportunity to select qualified candidates for these important board positions, at this time we will not oppose inside directors that sit on these committees.

11.	Majority Votes for Directors (SHP)	For

We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.
We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

1 For purposes of this Policy, an independent director is one that meets the requirements of independence pursuant to the listing standards of the exchange on which the common stock is listed.
2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

12.	Prohibit CEOs from Serving on Compensation Committees (SHP)	Against

These proposals seek to require a board of directors to adopt a policy prohibiting current and former chief executive officers of other public companies from serving on that company's compensation committee. Proponents argue that having a current or former CEO serving on a compensation committee presents an inherent conflict of interest because the CEO is likely to support inflated compensation for his or her peers. Opponents argue, and we agree, that permitting CEOs to serve on compensation committees has merit because their experience with compensation matters (including oversight of executive pay) may be invaluable to a board. Accordingly, we generally oppose proposals seeking to prohibit CEOs from serving on compensation committees.

13.	Removal of Directors Without Cause (SHP)	For

Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon "cause".
We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as "cause". We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders' best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of "cause" to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.	Require Independent Board Chairman (SHP)	Case-by-case

We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP)	Against

We believe that proposals like these are detrimental to a company's ability to attract highly qualified candidates. Accordingly, we oppose them.

16.	Stock Ownership Requirement (SHP)	Against

These proposals require directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board. We do not believe stock ownership is necessary to align the interests of directors and shareholders. Accordingly, we oppose these proposals.

3.2 Compensation Proposals

17.	Accelerated Vesting of Equity Compensation Awards-Change of Control (SHP)	Case-by-case

We examine proposals to prohibit accelerated vesting of equity awards in the event of a change in control on a case-by-case basis. If a change in control is triggered at or above a 50% ownership level, we generally support accelerated vesting. If, however, a change in control is triggered at less than 50% ownership, we generally oppose accelerated vesting.

18.	Adopt Form of Employment Contract (SHP)	Case-by-case

These proposals ask companies to adhere to certain principles when drafting employment contracts for executives. We will review the criteria requested and consider these proposals on a case-by-case basis.

19.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	Against

We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

20.	Advisory Vote to Ratify Directors' Compensation (SHP)	Case-by-case

Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members which we evaluate on a case-by-case basis.

21.	Amend Executive Compensation Plan tied to Performance (Bonus Banking) (SHP)	Against

These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.
We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

22.	Approve Remuneration for Directors and Auditors	Case-by-case

We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we engage the company directly.

23.	Approve Remuneration Reports	Case-by-case

In certain markets, (e.g., Australia, Canada, Germany, the United Kingdom and the United States), publicly traded issuers are required by law to submit their company's remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company's performance.
We evaluate remuneration reports on a case-by-case basis, taking into account the reasonableness of the company's compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.
In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although say on pay votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

24.	Approve Retirement Bonuses for Directors (Japan and South Korea)	Case-by-case

Retirement bonuses are normal practice in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board's discretion. We will analyze such proposals on a case-by-case basis, considering management's commitment to maximizing long-term shareholder value.

25.	Approve Special Payments to Continuing Directors and Auditors (Japan)	Case-by-case

In conjunction with the abolition of a company's retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired.

26.	Disclose Executive and Director Pay (SHP)	Case-by-case

In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

27.	Exclude Pension Income from Performance-based Compensation (SHP)	For

We are aware that companies may seek to artificially inflate earnings based on questionable assumptions about pension income. Even though these practices are acceptable under the relevant accounting rules, we believe that pension income is not an acceptable way to increase executive pay and that management's discretion in estimating pension income is a potential conflict of interest. Accordingly, we support such proposals.

28.	Executive and Employee Compensation Plans	Case-by-case

Executive and employee compensation plans ("Compensation Plans") usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company's Compensation Plan helps to align the long-term interests of management with shareholders:
•	Valid measures of business performance tied to the firm's strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
•	Compensation costs should be managed in the same way as any other expense;

•	Compensation should reflect management's handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and
•	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.
Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company's prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

29.	Limit Dividend Payments to Executives (SHP)	Against

We believe that management, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. Therefore, we oppose withholding the dividend payment on restricted stock awards, even if the stock is unvested, when these awards are used as part of incentive compensation; we believe these awards serve as an effective means of executive reward and retention. We do, however, believe that it is acceptable for a company to accumulate dividends and tie their payment to the achievement of performance goals and to stipulate that the dividends are forfeited if the employee does not achieve his or her goal.

30.	Limit Executive Pay (SHP)	Case-by-case

We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

31.	Mandatory Holding Periods (SHP)	Against

We generally vote against shareholder proposals asking companies to require a company's executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding "cashless" option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

32.	Pay Directors Only in Stock (SHP)	Against

As noted immediately above, we do not believe that stock ownership is necessary to align the interests of directors and shareholders. Further, we believe that the board should be given latitude in determining the mix and types of compensation offered to its members. Accordingly, we oppose these proposals.

33.	Performance-based Stock Option Plans (SHP)	Case-by-case

These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company's stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company's stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company's performance, we will consider such proposals on a case-by-case basis.

34.	Prohibit Relocation Benefits to Senior Executives (SHP)	Against

We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

35.	Recovery of Performance-based Compensation (SHP)	For

We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

36.	Single Trigger Change-in-Control Agreements (SHP)	Case-by-case

Companies often include single trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested upon a change-in-control of the company without any additional requirement) in employment agreements and compensation plans.

We will not oppose directors who establish these provisions, nor will we oppose compensation plans that include them. However, we will examine on a case-by-case basis shareholder proposals calling for future employment agreements and compensation plans to include double trigger change-in-control provisions (e.g., a provision stipulating that an employee's unvested equity awards become fully vested only after a change-in-control of the company and termination of employment).

37.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	Case-by-case

Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans) that exceed 2.99 times the sum of an executive officer's base salary plus bonus, and that are triggered by a change in control, to a shareholder vote, but we review proposals to ratify or redeem such plans on a case-by-case basis.

38.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management (SHP)	Case-by-case

We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. Shareholders must then be given an opportunity to analyze a compensation plan's final, material terms in order to ensure it is within acceptable limits. Accordingly, we generally oppose proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management.

39.	Submit Option Re-pricing to a Shareholder Vote (SHP)	For

Re-pricing underwater options reduces the incentive value of stock compensation plans and dilutes shareholder value. Consequently, we support shareholder proposals that seek to require a company to submit option re-pricing to a shareholder vote.

40.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	For

Survivor benefit compensation plans, or "golden coffins", can require a company to make substantial payments or awards to a senior executive's beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.
3.3 Capital Changes and Anti-Takeover Proposals

41.	Amend Exclusive Forum Bylaw (SHP)	Against

We will generally oppose proposals that ask the board to repeal the company's exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company's incorporation. The courts within the state of incorporation are considered best suited to interpret that state's laws.

42.	Amend Net Operating Loss ("NOL") Rights Plans	For

NOL Rights Plans are established to protect a company's net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a longterm anti-takeover device.

43.	Authorize Share Repurchase	For

We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis.
Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

44.	Blank Check Preferred Stock	Against

Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a "poison pill" defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

45.	Corporate Restructurings, Merger Proposals and Spin-Offs	Case-by-case

Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

46.	Elimination of Preemptive Rights	Case-by-case

Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. AllianceBernstein believes that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management's attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

47.	Expensing Stock Options (SHP)	For

U.S. generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

48.	Fair Price Provisions	Case-by-case

A fair price provision in the company's charter or by laws is designed to ensure that each shareholder's securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.
Fair pricing provisions attempt to prevent the "two tiered front loaded offer" where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

49.	Increase Authorized Common Stock	Case-by-case

In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm's cost of capital, or to compensate employees well above market rates).  We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a "poison pill" or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company's intentions – going beyond the standard "general corporate purposes" – must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.
In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

50.	Issuance of Equity without Preemptive Rights	For

We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company's outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a "poison pill" mechanism).

51.	Issuance of Stock with Unequal Voting Rights	Case-by-case

Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. AllianceBernstein evaluates these proposals on a case-by-case basis and takes into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company's strategy.

52.	Net Long Position Requirement	For

We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

53.	Opt Out of State Anti-takeover Law (US) (SHP)	Case-by-case

Many states have enacted anti-takeover laws requiring an acquirer to obtain a supermajority of a company's stock in order to exercise control. For example, under Delaware law, absent board approval, a bidder must acquire at least 85% of a company's stock before the bidder can exercise control. Such laws represent a formidable takeover defense for companies because by simply placing 15% of the stock in "friendly" hands, a company can block an otherwise successful takeover attempt that may be in the best interests of the shareholders. These statutes often allow companies to opt-out of this law with the approval of a majority of the outstanding shares.
Shareholders proposing opt out resolutions argue that these anti-takeover laws grant the board too much power to determine a matter that should be left to the shareholders. Critics of such proposals argue that opt-out provisions do not prevent takeovers but, rather, provide the board with an opportunity to negotiate a better deal for all shareholders. Because each state's anti-takeover laws are different and must be considered in the totality of all of a company's takeover defenses, we review these proposals on a case-by-case basis.

54.	Reincorporation	Case-by-case

There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management's stated reasons for the proposed move.
Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. We recognize that such provisions can help facilitate the growth of a company's business and potentially can benefit shareholders when a company lowers its tax liability. When evaluating such proposals, we consider factors such as the location of the company's business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

55.	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	Case-by-case

If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

56.	Stock Splits	For

Stock splits are intended to increase the liquidity of a company's common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

57.	Submit Company's Shareholder Rights Plan to Shareholder Vote (SHP)	For

Most shareholder rights plans (also known as "poison pills") permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a "triggering event" occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company's stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.
We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

58.	Transferrable Stock Options	Case-by-case

In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management's exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.
3.4 Auditor Proposals

59.	Appointment of Auditors	For

We believe that the company is in the best position to choose its accounting firm, and we generally support management's recommendation.
We recognize that there may be inherent conflicts when a company's independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm's auditor. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. The UK market is an exception where 100% is the threshold due to market demanded auditing. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company's audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may abstain due to a lack of disclosure of who the auditor is.

60.	Approval of Financial Statements	For

In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may abstain if the information is not available in advance of the meeting.

61.	Approval of Internal Statutory Auditors	For

Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company's board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management's nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

62.	Limit Compensation Consultant Services (SHP)	Against

These proposals seek to restrict a company from engaging a consultant retained to advise the board on compensation matters to provide the company with other services other than compensation consulting if such consultant already has been engaged to provide compensation consulting.
In February 2010, the SEC adopted final rules regarding disclosure enhancements in proxy statements and Forms 10K. One such rule requires disclosure of the fees paid to compensation consultants and their affiliates if they provide consulting services relating to executive officer compensation and additional services, if the cost of such additional services exceeds $120,000. The rule does not, however, restrict a company from acquiring both kinds of services from a compensation consultant.
We agree with the SEC that companies should be required to disclose payments exceeding $120,000 to compensation consultants for services other than executive compensation consulting services, and we do not believe company boards should be subject to any additional restrictions or requirements. Accordingly, we oppose these proposals.
We generally apply these principles for non-US companies as well.

63.	Limitation of Liability of External Statutory Auditors (Japan)	Case-by-case

In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company's articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company's articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.
We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

64.	Separating Auditors and Consultants (SHP)	Case-by-case

We believe that a company serves its shareholders' interests by avoiding potential conflicts of interest that might interfere with an auditor's independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company's independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.
We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.
3.5 Shareholder Access and Voting Proposals

65.	A Shareholder's Right to Call Special Meetings (SHP)	Case-by-case

Most state corporation statutes (though not Delaware, where many U.S. issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage of the outstanding shares. (Ten percent is common among states, although one state sets the threshold as high as forty percent.)
We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 10% or more of the outstanding voting equity of the company.
From time to time we may receive requests to join with other shareholders for purposes of meeting an ownership requirement necessary to call a special meeting. Similarly, we may receive other requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

66.	Adopt Cumulative Voting (SHP)	Case-by-case

Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 x 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company's ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.
Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

67.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	For

In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

68.	Early Disclosure of Voting Results (SHP)	Against

These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company's annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

69.	Implement Confidential Voting (SHP)	For

Proponents of confidential voting argue that proxy voting should be conducted under the same rules of confidentiality as voting in political and other elections (by secret ballot), with an independent party verifying the results. They also argue that open balloting allows management to re-solicit shareholders and to urge--or sometimes coerce--them into changing their votes. Opponents argue that confidential voting makes it more difficult for a company to garner the necessary votes to conduct business (especially where a supermajority vote is required) because proxy solicitors cannot determine how individual shareholders voted.

We support confidential voting before the actual vote has been cast, because we believe that voting on shareholder matters should be free of any potential for coercion or undue influence from the company or other interested parties.

70.	Limiting a Shareholder's Right to Call Special Meetings	Against

Companies contend that limitations on shareholders' rights to call special meetings are needed to prevent minority shareholders from taking control of the company's agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.
In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

71.	Permit a Shareholder's Right to Act by Written Consent (SHP)	For

Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

72.	Proxy Access for Annual Meetings (SHP)	For

These proposals ask companies to give shareholders equal access to proxy materials in order to express their views on various proxy issues.
Management often argues that shareholders already have significant access to the proxy as provided by law (i.e., the right to have shareholder proposals included in the proxy statement and the right to suggest director candidates to the nominating committee). Management also argues that it would be unworkable to open the proxy process because of the large number of shareholders who might wish to comment and because it would be impossible to screen out "nuisance" proposals.
We have voted in favor of certain resolutions calling for enhancement of shareholders' ability to access proxy materials to increase corporate boards' attention to shareholder concerns. While we recognize that access must be limited in order to discourage frivolous proposals and those put forward by shareholders who may not have the best interests of all shareholders in mind, we believe that shareholders should have a meaningful ability to exercise their rights to vote for and nominate directors of the companies in which they invest.

To this end, in the United States we supported SEC proxy reform in 2003 and 2007, and we supported the SEC's proposed proxy reform in 2009 intended to solve the problem of shareholders' limited ability to exercise their rights to nominate directors and have the nominations disclosed to and considered by shareholders. In 2010, the SEC adopted new rules requiring companies to include the nominees of "significant, long-term shareholders" in their proxy materials, alongside the nominees of management. Under the rules, shareholders are deemed "significant and longterm" if they own at least three percent of the company's shares continuously for at least the prior three years. However, in July 2011, the D.C. Circuit Court of Appeals vacated the SEC's 2010 rules (Exchange Act Rule 14a-11), finding that, in adopting the rule, the SEC violated the Administrative Procedure Act by failing to adequately consider the rule's effect on efficiency, competition and capital formation. We continue to monitor the situation.
From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

73.	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	For

Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.
A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

74.	Rotation of Locale for Annual Meeting (SHP)	Against

Proponents contend that the site of the annual meeting should be moved each year to a different locale in order to allow as many shareholders as possible to attend the annual meeting. Conversely, we believe the location of a company's annual meeting is best left to the discretion of management, unless there is evidence that the location of previous meetings was specifically chosen with the intention of making it more difficult for shareholders to participate in the meeting. Consequently, we generally oppose proposals calling for the locale of the annual meeting to rotate.

75.	Shareholder Proponent Engagement Process (SHP)	For

We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

76.	Supermajority Vote Requirements	Against

A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.
In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.
3.6 Environmental, Social and Disclosure Proposals

77.	Adopt a Special Corporate Policy for SEC Rule 10b5-1and Other Trading Plans (US) (SHP)	Against

These shareholder proposals ask a company to adopt a special policy for trading by senior executives in addition to the requirements of SEC Rule 10b5-1 and other trading plans that govern their trading. Subject to the history of the company and any record of abuses, we are generally against requiring a company to adopt additional requirements.

78.	Adopt Guidelines for Country Selection (SHP)	Case-by-case

These proposals seek to require a company to prepare a special report on how it selects the countries in which it operates. We will evaluate whether sufficient information about why a company operates in various jurisdictions is provided in annual reports and other company documents.

79.	Amend EEO Statement to Include a Reference to Sexual Orientation (US) (SHP)	For

We support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation.

80.	Animal Testing (SHP)	Case-by-case

Proposals requiring companies to reduce reliance on animals for consumer product safety testing will be reviewed on a case-by-case basis, taking into account practicality and business impact. Proposals requiring increased disclosure on the numbers of animals tested, the types of animals used and the types of tests performed will be generally voted in favor, while carefully considering any policies that are already in place at the company, and to what extent such policies meet the national standards.

81.	Anti-Greenmail Proposal (SHP)	For

Greenmails, commonly referred to as "legal corporate blackmail," are payments made to a potential hostile acquirer who has accumulated a significant percentage of a company's stock. The company acquires the raider's stock at a premium in exchange for an agreement that the raider will not attempt to acquire control for a certain number of years. This practice discriminates against all other shareholders as only the hostile party receives payment, which is usually at a substantial premium over the market value of its shares. Anti-greenmail proposals seek to prevent greenmail by adopting amendments to the company's charter or by-laws that limit the ability of that company's board to acquire blocks of another company's stock at above-market prices.
We vote in favor of an anti-greenmail proposal, provided the proposal has no other management initiated antitakeover features.

82.	Charitable Contributions (SHP)	Case-by-case

We generally support shareholder proposals relating to reporting charitable contributions. We will evaluate proposals seeking to restrict charitable contributions on a case-by-case basis. Proponents of such proposals argue that charitable contributions are an inappropriate use of company assets because the purpose of any corporation is to make a profit. Opponents argue that charitable contributions are a useful means for a company to create goodwill.

83.	Genetically Altered or Engineered Food (SHP)	Case-by-case

These proposals seek to require companies to label genetically modified organisms in a company's products or in some cases completely eliminate their use. Proponents argue that such measures should be required due to the possible health and safety issues surrounding the use of such products. Opponents point out that the use of such products helps improve crop yield, and implementing such proposals could have immediate negative economic effects on the company.

84.	Global Labor Standards (SHP)	For

These proposals ask companies to issue reports on their corporate standards for doing business abroad and to adopt mechanisms for ensuring vendor compliance with these standards. The standards include policies to ensure that workers are paid sustainable living wages and children are not used as forced labor. Generally, we vote in favor, but we carefully consider any policies that are already in place at the company, to what extent such policies meet the standards espoused by the International Labor Organization's Declaration of Fundamental Principles and Rights at Work (and other relevant ILO conventions), and any evidence of prior abuse by the company. We will also ensure the practicality of such proposals.

85.	Global Warming; Reduction of Greenhouse Gas Emissions (SHP)	Case-by-case

Proposals addressing environmental and energy concerns are plentiful. We will generally support proposals requesting greater disclosure, but proposals seeking to adopt specific emissions or environmental goals or metrics will be evaluated on a case-by-case basis. Topics can range from general environmental reports to more specific reports on topics such as greenhouse gas emissions, the release of radioactive materials, and the generation or use of nuclear energy. The scope of the requested reports or policies can also vary. Proponents of these proposals may seek information on the steps the company has taken to address the environmental concern in question, or they may also ask the company to detail any financial risk associated with environmental issues. Opponents of these proposals claim that complying with proponents' requests would be overly costly for, or unduly burdensome on, the company.

86.	Implement the MacBride Principles (Northern Ireland) (SHP)	Case-by-case

The MacBride Principles aim to fight discriminatory anti Catholic employment practices in the British state of Northern Ireland. The Principles encourage U.S. companies to actively recruit Catholic employees and, where possible, groom them for management responsibilities. Companies are also asked to ensure job security for their Catholic employees and to abolish the use of inflammatory religious emblems.
Supporters argue that the MacBride Principles effectively address Northern Ireland's inequalities in employment (in Northern Ireland, unemployment among Catholic men is twice as high as among Protestant men). Opponents contend that the adoption of the MacBride Principles is itself a form of reverse discrimination, which may violate British law. The British government is concerned that adoption of the MacBride Principles may increase the "hassle factor" of doing business in the economically troubled area and reduce the attractiveness of investments.

87.	Include Sustainability as a Performance Measure (SHP)	Case-by-case

We believe management and directors should be given latitude in determining appropriate performance measurements. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation.

88.	Military Issues (SHP)	Case-by-case

These proposals ask companies involved in military production to report on future plans and to diversify or convert to the production of civilian goods and services. Opponents of these resolutions are concerned that conversion is not economically rational, and view the proposals as intrusions into management's decision making prerogative. Opponents also point to the imperative of a strong defense as reason enough to continue military production.

89.	Nuclear Waste Disposal (SHP)	Case-by-case

These resolutions ask companies to allocate a portion of the cost of building nuclear power plants for research into nuclear waste disposal. Proponents argue that, because the life span of certain waste byproducts exceeds current containment capabilities, the industry should concentrate more on waste management and disposal. While opponents acknowledge the need for research, they contend that the problem is overstated, and that some suggested containment programs are unnecessarily expensive.

90.	Other Business	Against

In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

91.	Pharmaceutical Pricing (US) (SHP)	Case-by-case

These proposals seek to require a company to implement pricing restraints to make prescription drugs more affordable, both domestically and in third-world countries. Proponents argue that drug prices in the United States, considered to be among the highest in the world, make adequate medical care inaccessible to those other than the most affluent. Critics of such proposals argue that artificial price controls would reduce revenues, deter investors and ultimately reduce funds available for future research and development.

92.	Plant Closings (US) (SHP)	Case-by-case

These proposals ask companies to create or expand programs to relocate workers displaced by a plant closing. Supporters of plant closing resolutions argue management should be more sensitive to employees both during the decision on closing a plant and in efforts at relocation. Companies generally respond that they already have programs to accommodate displaced workers. In addition, federal law now requires 60 days' advance notice of a major plant closing or layoff and a number of states also have applicable regulations.

93.	Reimbursement of Shareholder Proposal Expenses (SHP)	Against

These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast. We generally vote against these proposals.

94.	Report on Pay Disparity (SHP)	Case-by-case

A report on pay disparity compares the total compensation of a company's executive officers with that of the company's lowest paid workers, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is "excessive", and information on whether greater oversight is needed over certain aspects of the company's compensation policies.
Proponents may note that executive compensation, in general, and the gap between executive compensation and the pay of a company's lowest paid employees, has grown significantly in recent years. They may also note that the gap between executive salary and the wage of the average employee at the company is significantly higher.

95.	Report on Water Pollution Prevention Measures (SHP)	For

We will generally support proposals requesting a company report to shareholders on measures taken by the company to prevent runoff, wastewater and other forms of water pollution from the company's own (and its contractors') facilities, taking into account national legislation and practicality.

96.	Report on Workplace Diversity and/or Employment Policies (SHP)	For

Equal employment may refer to the right to be free from discrimination based on race, gender, sexual orientation, national origin, age or disability in the work force. Resolutions generally ask companies to report progress in complying with affirmative action laws. In assessing these proposals, we carefully consider any policies that are already in place at the company. However, we will also assure the practicality of such proposals.

97.	Reporting Political Contributions; Lobbying Expenses (SHP)	For

We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses. By requiring reports to shareholders, proponents of these shareholder resolutions contend investors can help police wrongdoings in the political system and better evaluate the use of company resources. Critics of these proposals contend that reformers overstate the problem and that a company should play an active role in expressing its opinion about relevant legislation.

98.	Submit Political Spending Program to Shareholder Advisory Vote (SHP)	Against

We generally vote against shareholder proposals requiring the board of directors to adopt a policy to provide shareholders with the opportunity to ratify a company's political spending program. We believe such proposals are overly intrusive on management's discretion.

99.	Sustainability Report (SHP)	For

We generally support shareholder proposals calling for a sustainability report while taking into account the current reporting policies of the company as they relate to sustainability and whether having a report provides added benefits to shareholders.
Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their business, communities and the environment for future generations. Although many argue that the sustainable development concept is constantly evolving, core issues continue to revolve around ensuring the rights of future generations, adopting a long-term approach to business problems and strengthening the connections between the environment, society and the economy. This "triple bottom line" can be used as a framework for measuring and reporting corporate performance against economic, social and environmental parameters. However, the term can also encompass a set of values, issues and practices that companies must address in order to minimize harm, while simultaneously creating economic, social and environmental value. We evaluate these proposals on a case-by-case basis.
Proponents of these proposals argue that investors are justified in seeking additional disclosure on companies' social and environmental performance because they affect shareholder value. Opponents argue that companies already include much of the information contained in a sustainability report in workplace policies and/or codes of ethics and post this information on their websites; supporting these proposals would therefore be unduly burdensome.

100.	The CERES Principles (SHP)	Case-by-case

Many environmental proposals include a recommendation that companies adopt and report their compliance with the Coalition of Environmentally Responsible Economies (the "CERES" Principles). The CERES Principles are a set of ten principles committing the company to environmental improvement. Proponents argue that endorsement of the CERES principles gives a company greater public credibility than standards created by industry or government regulation alone. Companies argue that implementing the CERES Principles only duplicates their current environmental policies and is unduly burdensome.

101.	Tobacco (SHP)

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.
a.	End Production of Tobacco Products	Against
These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. Proponents argue that tobacco companies have acknowledged the serious health risks related to smoking cigarettes yet they continue to distribute them. When evaluating these resolutions, we must consider the company's risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.
Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.
b.	Spin-off Tobacco-related Business	Case-by-case
The motivation for these proposals is generally in line with what we have described immediately above -- proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies' systemic failure to honestly inform the public about these health risks until recently. The key difference is that, unlike the above type of proposal, which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spinoff its tobacco-related operating segment/subsidiary.
When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company's risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

4.    Conflicts of Interest
4.1    Introduction
As a fiduciary, we always must act in our clients' best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics ("Code") to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.
We recognize that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 3.2 through 3.7 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients' best interests and are not the product of a conflict.
4.2    Adherence to Stated Proxy Voting Policies
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.
4.3    Disclosure of Conflicts
When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AllianceBernstein reserves the right to depart from those policies if we believe it to be in the client's best interests.

4.4    Potential Conflicts List
No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the "Potential Conflicts List"). The Potential Conflicts List includes:
•	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International ("MSCI") Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;
•	Publicly-traded companies that distribute AllianceBernstein mutual funds;
•	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;
•	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
•	Publicly-traded affiliated companies;
•	Companies where an employee of AllianceBernstein or AXA Financial has identified an interest;
•	Any other conflict of which a Proxy Committee member becomes aware[4].
We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 3.6 below. We document all instances when the independent compliance officer determines our vote.
4.5    Determine Existence of Conflict of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:
•	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy and our client's position on the proposal, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position, and is also consistent with the views of ISS, no further review is necessary.
•	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client's position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer ("ICO"). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AllianceBernstein to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO's review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4 The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.

4.6    Review of Third Party Research Service Conflicts of Interest
We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS's conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.
4.7    Confidential Voting
It is AllianceBernstein's policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio managers that hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; and (iv) clients, upon request, for the securities held in their portfolio. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the U.S. Securities and Exchange Commission ("SEC"), and we generally post all votes to our public website the quarter after the vote has been cast.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.
On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer's agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
4.8    A Note Regarding AllianceBernstein's Structure
AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AllianceBernstein and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange ("NYSE"), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
5.    Voting Transparency
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.
6.    Recordkeeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the U.S. rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.
6.1    Proxy Voting Policy
The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AllianceBernstein website.
6.2    Proxy Statements Received Regarding Client Securities
For U.S. Securities5, AllianceBernstein relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-U.S. Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
6.3    Records of Votes Cast on Behalf of Clients
Records of votes cast by AllianceBernstein are retained electronically by our proxy voting agent, ISS.

5 U.S. securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934. Non-U.S. securities are defined as all other securities.

6.4    Records of Clients Requests for Proxy Voting Information
Copies of written requests from clients for information on how AllianceBernstein voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients' proxies will be kept in the Client Group.
6.5    Documents Prepared by AllianceBernstein that are Material to Voting Decisions
The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AllianceBernstein employee that were material to a voting decision. Therefore, where an investment professional's opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.
7.    Proxy Voting Procedures
7.1    Vote Administration
In an effort to increase the efficiency of voting proxies, AllianceBernstein uses ISS to act as its voting agent for our clients' holdings globally.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS's offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS's web platform, ProxyExchange (For separately managed account programs, Proxy Managers use Broadridge's ProxyEdge platform.). Using ProxyExchange (or ProxyEdge), the Proxy Manager submits our voting decision. ISS (or Broadridge) then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS's Taft-Hartley Voting Policy.
If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.
7.2    Share blocking
Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary.
During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the U.S. require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
7.3    Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

EXHIBIT
PROXY COMMITTEE MEMBERS
The members of the Proxy Committee establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.
Proxy Committee

Vincent DuPont:	SVP-Equities
Linda Giuliano:	SVP-Equities
Saskia Kort:	AVP-Equities
David Lesser:	VP-Legal
James MacGregor:	SVP-Equities
Mark Manley:	SVP-Legal
Ryan Oden:	Equities
Anthony Rizzi:	VP-Operations

EXHIBIT
PROXY VOTING GUIDELINE SUMMARY
Shareholder Proposal		For	Against	Case-by-Case
Board and Director Proposals
	Changes in Board Structure and Amending the Articles of Incorporation	√
	Classified Boards		√
	Director Liability and Indemnification			√
√	Disclose CEO Succession Plan	√
	Election of Directors	√
	Controlled Company Exemption			√
	Voting for Director Nominees in a Contested Election			√
√	Establish Additional Board Committees			√
√	Independent Lead Director	√
√	Limit Term of Directorship; Establish Mandatory Retirement Age			√
√	Majority of Independent Directors	√
√	Majority of Independent Directors on Key Committees	√
√	Majority Votes for Directors	√
√	Prohibit CEOs from Serving on Compensation Committees		√
√	Removal of Directors Without Cause	√
√	Require Independent Board Chairman			√
√	Require Two Candidates for Each Board Seat		√
√	Stock Ownership Requirement		√
Compensation Proposals
√	Accelerated Vesting of Equity Compensation Awards-Change of Control			√
√	Adopt Form of Employment Contract			√
√	Adopt Policies to Prohibit any Death Benefits to Senior Executives		√

Shareholder Proposal		For	Against	Case-by-Case
√	Advisory Vote to Ratify Directors' Compensation			√
√	Amend Executive Compensation Plan tied to Performance (Bonus Banking)		√
	Approve Remuneration for Directors and Auditors			√
	Approve Remuneration Reports			√
	Approve Retirement Bonuses for Directors (Japan and South Korea)			√
	Approve Special Payments to Continuing Directors and Auditors (Japan)			√
√	Disclose Executive and Director Pay			√
√	Exclude Pension Income from Performance-based Compensation	√
	Executive and Employee Compensation Plans			√
√	Limit Dividend Payments to Executives		√
√	Limit Executive Pay			√
√	Mandatory Holding Periods		√
√	Pay Directors Only in Stock		√
√	Performance-based Stock Option Plans			√
√	Prohibit Relocation Benefits to Senior Executives		√
√	Recovery of Performance-based Compensation	√
√	Single Trigger Change-in-Control Agreements			√
√	Submit Golden Parachutes/Severance Plans to a Shareholder Vote			√
√	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			√
√	Submit Option Re-pricing to a Shareholder Vote	√
√	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	√
Capital Changes and Anti-Take Over Proposals
√	Amend Exclusive Forum Bylaw		√
	Amend Net Operating Loss ("NOL") Rights Plans	√
	Authorize Share Repurchase	√
	Blank Check Preferred Stock		√

Shareholder Proposal		For	Against	Case-by-Case
	Corporate Restructurings, Merger Proposals and Spin-offs			√
	Elimination of Preemptive Rights			√
√	Expensing Stock Options	√
	Fair Price Provisions			√
	Increase Authorized Common Stock			√
	Issuance of Equity without Preemptive Rights	√
	Issuance of Stock with Unequal Voting Rights			√
	Net Long Position Requirement	√
√	Opt Out of State Anti-takeover Law (US)			√
	Reincorporation			√
√	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			√
	Stock Splits	√
√	Submit Company's Shareholder Rights Plan to a Shareholder Vote	√
	Transferrable Stock Options			√
Auditor Proposals
	Appointment of Auditors	√
	Approval of Financial Statements	√
	Approval of Internal Statutory Auditors	√
√	Limit Compensation Consultant Services		√
	Limitation of Liability of External Statutory Auditors (Japan)			√
√	Separating Auditors and Consultants			√
Shareholder Access & Voting Proposals
√	A Shareholder's Right to Call Special Meetings			√
√	Adopt Cumulative Voting			√
√	Adopt Cumulative Voting in Dual Shareholder Class Structures	√

Shareholder Proposal		For	Against	Case-by-Case
√	Early Disclosure of Voting Results		√
√	Implement Confidential Voting	√
	Limiting a Shareholder's Right to Call Special Meetings		√
√	Permit a Shareholder's Right to Act by Written Consent	√
√	Proxy Access for Annual Meetings	√
	Reduce Meeting Notification from 21 Days to 14 Days (U.K.)	√
√	Rotation of Locale for Annual Meeting		√
√	Shareholder Proponent Engagement Process	√
	Supermajority Vote Requirements		√
Environmental & Social, Disclosure Proposals
√	Adopt a Special Corporate Policy for SEC Rule 1b5-1 and Other Trading Plans		√
√	Adopt Guidelines for Country Selection			√
√	Amend EEO Statement to Include a Reference to Sexual Orientation	√
√	Animal Testing			√
√	Anti-Greenmail Proposal	√
√	Charitable Contributions			√
√	Genetically Altered or Engineered Food			√
√	Global Labor Standards	√
√	Global Warming; Reduction of Greenhouse Gas Emissions			√
√	Implement the MacBride Principles (Northern Ireland)			√
√	Include Sustainability as a Performance Measure			√
√	Military Issues			√
√	Nuclear Waste Disposal			√
	Other Business		√
√	Pharmaceutical Pricing			√
√	Plant Closings			√

Shareholder Proposal		For	Against	Case-by-Case
√	Reimbursement of Shareholder Proposal Expenses		√
√	Report on Collateral in Derivatives Trading		√
√	Report on Pay Disparity			√
√	Report on Water Pollution Prevention Measures	√
√	Report on Workplace Diversity and/or Employment Policies	√
√	Reporting Political Contributions; Lobbying Expenses	√
√	Submit Political Spending Program to Shareholder Advisory Vote		√
√	Sustainability Report	√
√	The CERES Principles			√
Tobacco
√	End Production of Tobacco Products		√
√	Spin-off Tobacco-related Business			√

EXHIBIT
PROXY VOTING CONFLICT OF INTEREST FORM
Name of Security	Date of Shareholder Meeting

Short description of the conflict (client, mutual fund distributor, etc.):

1.    Is our proposed vote on all issues consistent with our stated proxy voting policy?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
2.    Is our proposed vote contrary to our client's position?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
3.    Is our proposed vote consistent with the views of Institutional Shareholder Services?
☐ Yes	☐ No If yes, stop here and sign below as no further review is necessary.
Please attach a memo containing the following information and documentation supporting the proxy voting decision:
☐	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, equity compensation plan, etc.
☐	A description of any substantive contact with any interested outside party and a proxy voting committee or an AllianceBernstein investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.
☐	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.
Independent Compliance Officer Approval
(if necessary. Email approval is acceptable.):

I hereby confirm that the proxy voting decision referenced on this form is reasonable.
_______________________________________
Philip Kirstein

Date:  __________________
Prepared by: _________________________________ Print Name: (_________________________) Date: _____________________
Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

EXHIBIT
STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
Principles for Responsible Investment,
 ESG, and Socially Responsible Investment
1.    Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.
Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.
SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.
2.    Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.
3.    Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.
After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.
In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.
The six Principles are:
1.  We will incorporate ESG issues into investment research and decision-making processes.
AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.
2.  We will be active owners and incorporate ESG issues into our ownership policies and practices.
AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).
3.  We will seek appropriate disclosure on ESG issues by the entities in which we invest.
AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.
4.  We will promote acceptance and implementation of the Principles within the investment industry.
AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.
5.  We will work together to enhance our effectiveness in implementing the Principles.
AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.
6.  We will report on our activities and progress towards implementing the Principles.
AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.    RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.
The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.
If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:
Travis Allen:	SVP-Private Client, Washington, DC
Erin Bigley:	SVP-Fixed Income, New York
Valerie Brown:	SVP-Equities, New York
Nicholas Davidson:	SVP-Value, London
Paul DeNoon:	SVP-Fixed Income, New York
Linda Giuliano:	SVP-Equities, New York
Saskia Kort:	AVP-Equities, London
Christopher Kotowicz:	SVP-Growth, Chicago
David Lesser:	VP-Legal, New York
Mark Manley:	SVP-Legal, New York
Takuji Oya:	SVP-Growth, Japan
Guy Prochilo:	SVP-Institutional Investments, New York
Nitish Sharma:	SVP- Institutional Investments, Australia
Liz Smith:	SVP-Institutional Investments, New York
Willem Van Gijzen:	VP-Institutional Investments, Netherlands
James Wallin:	SVP-Fixed Income, New York